Exhibit 10.6

LEASE AGREEMENT
BETWEEN
4P – IMMO. PRAHA s.r.o
as Landlord
AND
SEMRUSH CZ s.r.o
as Tenant
Kavčí Hory Office Park

RETAIL LEASE
BASIC LEASE INFORMATION

Date:	June 15, 2020

Landlord:	4P – Immo. Praha s.r.o.

Tenant:	SEMRUSH CZ s.r.o.
Building:	Kavčí Hory Office Park

Premises:	Second (2nd) Floor

Rentable Area	Office 1: 57,072.20 sqm; Common Area: 5,789.30 sqm; Term 2: 83,131,.65 sqm

Scheduled Delivery Date:	January 26, 2017

Rent Commencement Date:	February 1, 2017

Expiration Date:	Office Premises 1 Lease ends on February 28, 2018, and Office Premises 2 Lease begins on March 1, 2018 and terminates on July 31, 2022

Base Rent:	Term 1: €9,131.46; Term 2: €12,075.97, due in each case on the first (1st) and no later than the fifteenth (15th) of the month

Security Deposit:	Three-month’s rent: €41,598.58

Base Year:	2017

Permitted Use of Premises:	Office space.

Tenant’s Address for Notices:	From and after Commencement Date: SEMRUSH CZ s.r.o. Na strži 1702/65, Nusle, Prague 4, Postal Code 140 00

Landlord’s Address for Notices:	4P – Immo. Praha s.r.o.

Exhibits and Schedules:	Exhibit A: Floor Plan Exhibit B: Building Rules

TENANT	LANDLORD

SEMRUSH CZ s.r.o.	4P – Immo. Praha s.r.o.

TABLE OF CONTENTS
Page

1.	PREAMBLE	1
2.	SUBJECT OF THE LEASE	1
3.	PURPOSE OF THE LEASE	2
4.	FIT-OUT	3
5.	COMMENCEMENT AND TERMINATION OF THE LEASE	5
6.	HAND-OVER OF THE SUBJECT OF THE LEASE	6
7.	BORROWING OF THE SUBJECT OF THE LEASE BEFORE THE LEASE COMMENCEMENT DAY	7
8.	RENT AND DISCOUNTS ON RENT	8
9.	OPERATING COSTS	10
10.	PAYMENTS	12
11.	BANK GUARANTEE, DEPOSIT	14
12.	PREMATURE TERMINATION OF THE LEASE	15
13	SUB-LEASE, TRANSFER OF RIGHTS	17
14.	RIGHTS AND OBLIGATIONS OF THE LEASE	18
15.	RIGHTS AND OBLIGATIONS OF THE LESSOR	22
16.	INFORMATION AND ADVERTISING BOARDS AND PANELS	23
17.	RETURN OF THE SUBJECT OF THE LEASE	24
18.	GOVERNING LAW, COURT JURISDICTION	25
19.	FINAL PROVISIONS	26

Exhibit 2:	Floor Plan
Exhibit 3:	Description of the Building
Exhibit 4:	Hand-Over Protocol Sample
Exhibit 5:	Indexation Clause
Exhibit 6:	List of Operating Costs
Exhibit 7:	Bank Guarantee Sample
Exhibit 8:	List of Warranty Periods
Exhibit 9:	Space Plan and Specification of the Lessee’s Fit-Out Works
Exhibit 10:	Space Plan

LEASE AGREEMENT
The Parties
(1)Semrush CZ s. r. o., with its registered office at Na strži 1702/65, Nusle, Prague 4, Postal Code 140 00, ID no. 044 64 800, registered in the Commercial Register maintained by Municipal court in Prague, Section C, Insert 247376, represented by Mr Stepan Shirokikh, executive director (the “Lessee”); and
(2)4P - Immo. Praha s. r. o., with its registered office at Prague 8 – Karlín, Karolinská 661/4, Post Code 186 00, ID no. 27208648, tax no. CZ27208648, registered in the Commercial Register maintained by Municipal court in Prague, Section C, Insert 104573, represented by Mr Alois Vyleta and Ms Hedwig Höfler, executive directors (the “Lessor”);
(The Lessor and the Lessee also the “Parties” or individually a “Party”; this Lease Agreement also the “Agreement”);
the Parties have agreed as follows:
1.Preamble
1.1The Lessor is the exclusive owner of plots of land no. 2915/12, 2915/30 and 2910/198 and furthermore of plot no. 2915/50 and administrative building no. 1718 situated thereon, known as “Kavčí Hory Office Park” (the “Building”), all in the cadastral area of Nusle, the municipality of the Prague, and furthermore of plot no. 970/11 in the cadastral area of Podolí, the municipality of Prague (the “Real Estate”). The use of the Building was approved by a final occupancy permit issued by the Municipality of Prague 4 on 11 June 2008 under ref. no. P4/93867/08/OST/ROK/3822, which came in force on 12 June 2008.
2.Subject of the Lease
2.1.The Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor for the Rent set forth in Article 8 hereof the non-residential premises in the Building specified further below as these are marked in colours in the plan of the individual floors of the Building attached hereto as Exhibit 2 (the “Floor Plan”). The mentioned non-residential premises consist of the following:
(a)office premises situated on the 2nd floor of the Building with a net rentable area of 794.48 sqm, that shall be exclusively used by the Lessee (net rentable area 1 - exclusive) marked in blue colour in the Floor Plan (the “Office Premises 1”), which shall be increased for the purposes of calculation of the Rent and other charges by the Lessee’s share in the common premises in the Building (the “Common Premises 1”) of 80.59 sqm resulting in the leasable area of the Office Premises 1 of 875.07 sqm;

(The Office Premises 1 also the “Subject of the Lease”).
2.2The net rentable area of the Subject of the Lease was determined by an officially authorized surveyor pursuant to the “Directive for calculation of the leased floor area of office premises” (“Richtlinie zur Berechnung der Büromietfläche”) published in 1996 by “Gesellschaft für Immobilienwirtschaftliche Forschung”, “Deutscher Verband Chartered Surveyors e.V.” and “Normenausschuß Bau DIN 227”. For avoidance of doubts, the Parties declare that the term “net rentable area” shall, for purposes of this Agreement, mean the same as the term “rentable area” used pursuant to the above-mentioned measuring method.
2.3Until 31 August 2017, the Lessee is entitled to exercise (by submitting a written notification to the Lessor) the right of substitution of the Subject of the Lease (the “Expansion Option”) with respect to the office premises situated on the 4th floor of the Building with a net rentable area of 1,370.02 sqm, that shall be exclusively used by the Lessee (net rentable area 1 - exclusive) marked in green colour in the Floor Plan (the “Office Premises 2”), which shall be increased for the purposes of calculation of the Rent and other charges by the Lessee’s share in the common premises in the Building (the “Common Premises 2”) of 138.98 sqm resulting in the leasable area of the Office Premises 2 of 1,509 sqm. Provided the Lessee exercises the Expansion Option, the Lessee is obliged to vacate the Office Premises 1 (with respect to movables) on 1 March 2018 at the latest and hand-over the Office Premises 1 to the Lessor in the “as is” condition. The hand-over of the Office Premises 1 shall be subject to a written hand-over protocol signed by the Parties.
3.Purpose of the Lease
3.1The Lessor grants to the Lessee the right to use the Office Premises exclusively as office premises (the “Purpose of the Lease”). Within the purpose of use mentioned in the preceding sentence the Lessee undertakes to use the Subject of the Lease only for activities registered as the Lessee’s scope of business activity listed in the Lessee’s extract from the Commercial Register attached at Exhibit 1 hereto.
3.2The Lessee is entitled neither to: (i) deal with any goods nor to sell goods in the Subject of the Lease, nor to (ii) organize exhibitions, markets, presentations and similar events in the Subject of the Lease, except for occasional events for Lessee’s clients, contractors and/or any third persons in an extent usual and acceptable for office premises, nor to (iii) otherwise use the Subject of the Lease in a manner or extent exceeding the usual and acceptable office premises.
3.3Any extension of the Lessee’s scope of business activity performed in the Subject of the Lease whether it is or is not individually subject to record in the Commercial Register, or by any other activity, whether it is or is not subject to record in the any register is subject to prior written consent of the Lessor. The exemption from the above-mentioned is acquiring new activity, which belongs to unregulated trade according to the Trade Act, of which the Lessee will inform the Lessor without undue delay following the acquisition of such activity.
2

3.4The Lessee may not use the Subject of the Lease for other purposes than those described above in Section 3.1.
3.5The Lessee is entitled to place its registered office at the address of the Subject of Lease. The Lessor shall provide the Lessee at its request with a written consent with the placement of the registered office of the Lessee in the Subject of Lease for the purpose of registration of the Lessee’s registered office in the Commercial Register. The Lessee is obliged to change its registered office and, within the same deadline, ensure a change of the address of any other companies for which the Lessee was granted a consent from the Lessor with placement of registered office in the Building, within 60 days after termination of this Agreement and to evidence such a changes to the Lessor, provided that the new address of the registered office of the Lessee and/or other relevant companies shall differ from the address of the Subject of Lease. If the Lessee fails to fulfil its obligation mentioned in this Section, the Lessee shall pay to the Lessor a contractual penalty amounting to EUR 100 for each commenced day of delay with its fulfilment.
4.Fit-Out
4.1Unless the Parties agree otherwise, the Lessee shall take over the Subject of the Lease from the Lessor on the date and time set out by the Lessor (the “Handover Date”); on 26 January 2017 at the latest, provided the Lessee has already provided the Lessor with the Security (as defined in Section 11.1 below). If the Lessee fails to provide the Lessor with the Security in line with the previous sentence, the deadline for the Handover Date shall be automatically prolonged accordingly. The Lessor shall request the Lessee to take-over the Subject of the Lease by written notice delivered at least 5 days in advance. The Lessee has inspected the Subject of the Lease and accepts it in its “as-is” condition including the Lessor’s Works (as defined below) which will be procured for by the Lessor. If the Lessee fails to attend to hand over the Subject of the Lease and shall not take over the Subject of the Lease on the Handover Date, the Subject of the Lease shall be deemed to be duly handed over to the Lessee on the date following the Handover Date.
4.2The Lessee intends to carry out certain modifications and works in the Office Premises 1, according to space plan and specification of works attached hereto as Exhibit 9 (the “Lessee’s Fit-Out Works”). The Lessee’s Fit-Out Works shall be carried out at the sole costs and responsibility of the Lessee, and the rules set forth in Clauses 14.8 through 14.11 shall apply accordingly
4.3The Lessee shall indemnify the Lessor or its customers against damage, loss or other harm caused by the Lessee and/or any of its contractors during the implementation of or in connection with the Lessee’s Fit-Out Works and reimburse to these persons such damage, loss or other harm.
4.4The Lessor undertakes that it will until Hand-Over Date carry out modifications and works, consisting of laying down of the carpet and painting the walls of the Office Premises 1 (the “Lessor’s Fit-Out Works”).
3

4.5Provided the Lessee does not exercise the Expansion Option and stays in the leased Office Premises 1, the Lessor undertakes to provide the Lessee with contribution amounting to maximum EUR 120/1 sqm of the area of the Office Premises 1 + VAT as a contribution for further Internal or Construction Modifications in the Office Premises 1 (but excluding movable items) (the “Lessor’s Contribution 1”). For avoidance of doubts the Parties declare that if the real costs of the Internal or Construction Modifications in the Office Premises 1 per 1sqm of the Office Premises 1 are in the amount of EUR 120 or higher, the Lessor shall provide the Lessee with contribution amounting to EUR 120 per 1sqm. If the real costs of the Internal or Construction Modifications in the Office Premises 1 per 1sqm of the Office Premises 1 are lower than the amount of EUR 120, the Lessor shall provide the Lessee with contribution covering these real costs.
4.6In case the Lessee exercises the Expansion Option, the Lessor undertakes to provide the Lessee with contribution amounting to maximum EUR 120/1 sqm of the area of the Office Premises 2 + VAT as a contribution for the Internal or Construction Modifications in the Office Premises 2 (but excluding movable items) (the “Lessor’s Contribution 2”). For avoidance of doubts the Parties declare that if the real costs of the Internal or Construction Modifications in the Office Premises 2 per 1sqm of the Office Premises 2 are in the amount of EUR 120 or higher, the Lessor shall provide the Lessee with contribution amounting to EUR 120 per 1sqm. If the real costs of the Internal or Construction Modifications in the Office Premises 2 per 1sqm of the Office Premises 2 are lower than the amount of EUR 120, the Lessor shall provide the Lessee with contribution covering these real costs
4.7The Lessor’s Contribution 1 and Lessor’s Contribution 2 (as the case may be) shall be paid as follows (to be selected by the Lessee)
(a)after the Lessee ensures completion of the relevant Internal or Construction Modifications, deliver to the Lessor as-built project documentation (having features in accordance with this Agreement), procures for official use permit (if relevant) a deliver to the Lessor the final invoice of the supplier of the works, the Lessee shall be entitled to issue a tax document (invoice) regarding the Lessor’s Contribution 1 or Lessor’s Contribution 2 (as the case may be); the tax document (invoice) shall be payable within 30 days following its delivery to the Lessor;
(b)the Lessee requests the Lessor to carry out the Internal or Construction Modifications on its own, with maximum costs EUR 120 per 1 sqm of the Office Premises 1 or Office Premises 2 (as the case may be), according to the space plan and material specification delivered by the Lessee 5 months before the first day of the Lease Term 2 (at the latest); in this case all items related to construction works will be covered by the contributions of the Lessor, including relevant permits or construction supervision; the cabling, IT devices and security devices on the doors are included in the works procured and paid for by the Lessor, however these particular works/items shall be selected (subject to agreement with the relevant supplier) by the Lessee who shall be also solely responsible for their due and timely installation and performance.
4

4.8If the actual costs for Internal or Construction Modifications pursuant to 4.7(b) (the Lessor acting with due care and based on market standard prices) shall exceed the amount of the contributions pursuant to Sections 4.5 or 4.6 above (as the case may be), the Lessee shall pay the difference to the Lessor in the form of an additional rent as a lump-sum payment within 30 days following the delivery of a tax document/invoice. The respective tax document/invoice shall be issued by the Lessor on the Handover Date, at the earliest.
4.9The Lessee shall be entitled to inspect the tender documentation for the contractor that will carry out the Internal or Construction Modifications pursuant to 4.7(b). The Parties have agreed that the Lessor is obliged to invite at least 4 contractors to participate in the tender for execution of the Internal or Construction Modifications pursuant to 4.7(b) (which are not subject to common control) and, without delay after expiry of the period for filing of the offers in the tender, to acquaint the Lessee with the filed offers. In such case, the supplier shall be selected by the Lessor.
4.10In case of Section 4.8 above (i.e. if the actual costs for Internal or Construction Modifications pursuant to 4.7(b) (the Lessor acting with due care and based on market standard prices) shall exceed the amount of the contributions pursuant to Sections 4.5 or 4.6 above), the Lessee is entitled within 5 days after being acquainted with the offers to determine one contractor who shall execute the Internal or Construction Modifications pursuant to 4.7(b). If the Lessee does not determine one contractor within the stated period, the Lessor shall be obliged to choose the contractor who offered the lowest price to execute the Internal or Construction Modifications pursuant to 4.7(b). In such case the lowest price will be deemed market standard and the Lessee will be precluded from objecting against the price of the modifications. This proposed price shall be considered as the maximum actual costs unless the Lessee approves in writing the increase of such costs.
5.Commencement and Termination of the Lease
5.1The lease relationship hereunder shall commence on 1 February 2017 (the “Lease Commencement Date”) and shall terminate on 31 July 2022 (the “Lease Term 1”) unless the Lessee exercises the Expansion Option.
5.2Provided the Lessee exercises the Expansion Option, the lease term regarding the Office Premises 1 shall terminate on 28 February 2018 and the lease term regarding the Office Premises 2 shall commence on 1 March 2018 with the termination date on 31 July 2022 (the “Lease Term 2”). As of the first day of the Lease Term 2, the Office Premises 2 shall be regarded as Subject of the Leases under this Agreement and the Lease Term 2 substitutes the Lease Term 1.
5.3In the period from 1 May 2018 to 31 December 2018, the Lessee shall be entitled to deliver a written request to the Lessor asking whether there will be vacant office premises (type net rentable area 1 - exclusive) with area from 1,000 sqm to 1,400 sqm in the Building ready for lease commencement from 1 December 2019 to 1 April 2020 (with possible lease term until 31 July 2022) (the “Additional Premises”). The Lessor shall answer Lessee’s request within 2 months following its receipt.
5

5.4If the Lessor’s answer is positive, the Parties shall conclude an amendment hereto within 2 months following delivery of the Lessor’s answer, on basis of which the Subject of the Lease will be (with effect as of an agreed day between 1 December 2019 to 1 April 2020) expanded by the Additional Premises, applying conditions relevant for the Subject of the Lease as of the date of the expansion. If the Lessor’s answer is negative or if the Lessor does not answer, the Lessee shall within 1 month following delivery of such answer (or within 1 month following the expiry of the deadline for Lessor’s answer) state whether it exercises the right for premature termination of the lease in accordance with Section 5.5.
5.5The Lessee is entitled to prematurely terminate the lease of the Office Premises 1 or Office Premises 2 (as the case may be) under this Agreement as of 31 January 2020 (the “Premature termination Day”) provided (i) the Lessee proceeds in accordance with Sections 5.3 and 5.4 and delivers to the Lessor a written notice of premature termination of the lease within the agreed period and (ii) pays to the Lessor (at the same time with delivery of the notice of termination of the lease pursuant to Section 5.4 above) an amount of 2/5 of the Lessor’s Contribution 1 or Lessor’s Contribution 2 (as the case may be) under Section 4.6 above and 2/5 of the total Rent discounts under Section 8.6 and 8.7 below. Provided the lease relationship is prematurely terminated in line with this Section, the Lessee is obliged to vacate the Subject of the Lease and remove all internal modifications (including those carried out on basis of this Agreement prior to the Lease Commencement Date) so that the Subject of the Lease is reinstated into the basic condition described in the Technical Specification of the Building (as defined below). For avoidance of doubts, if the Lessee does not proceed in accordance with Sections 5.3 and 5.4 above, in particular of it does not submit a request for existence of vacant leasable premises or if it does not timely state whether it exercises the premature termination, then the right for premature termination of the lease pursuant of this Section ceases to exist.
6.Hand-Over of the Subject of the Lease
6.1The hand-over of the Office Premises 1 to the Lessee shall be performed on the Hand-Over Date (as defined in Section 4.1 above). The Lessor hereby undertakes to hand over to the Lessee the Subject of the Lease in a condition specified in the space plan, attached hereto as Exhibit 10, and with the Lessor’s Fit-Out Works. The Parties have further agreed that prior to the Hand-Over Date, the Lessee has checked all IT items (including the cabling and server room) and the Lessor therefore assumes no responsibility for them. On the Hand-Over Date the Lessor shall hand-over to the Lessee, and the Lessee shall take-over from the Lessor the Subject of the Lease for the purpose of use set forth herein. The hand-over shall be subject to a written hand-over protocol signed by the Parties in the form according to the sample attached as Exhibit 4 hereto (the “Hand-Over Protocol”).
6.2The Lessor hereby undertakes to hand over to the Office Premises 2 to the Lease (if the Expansion Option is exercised) in a condition specified in the Technical
6

specification of the Building attached hereto as Exhibit 3 (the “Technical Specification of the Building”), as follows:
(a)in case of application of Section 4.7(a), in condition described in the Technical Specification of the Building, such handover occurring 2 months before the Lease Commencement Date 2, at the latest; or
(b)in case of application of Section 4.7(b), in condition described in the Technical Specification of the Building and further with Internal and Construction Modifications of the Office Premises 2 described in the respective clause, such handover occurring 7 days before the Lease Commencement Date 2, at the latest
(the hand-over dates pursuant to points (a) and (b) above hereinafter as the “Office Premises 2 Hand-Over Date”).
The hand-over shall be subject to a written hand-over protocol signed by the Parties in the form according to the sample attached as Exhibit 4 hereto.
6.3Any defects of the Subject of the Lease not substantially preventing the use of the Subject of the Lease and/or defects that can be remedied without preventing the use thereof do not give any rights to the Lessee to refuse the hand-over of the Subject of the Lease on the Hand-Over Date.
6.4Unless otherwise set forth in the Hand-Over Protocol, the Lessee will be deemed to have taken-over the Subject of the Lease in the condition and state stipulated herein. The Lessor hereby undertakes to use all necessary effort in order to remedy any and all defects listed in the Hand-Over Protocol without undue delay with respect to the character of the defect and availability of suppliers of construction works. If such situation is not remedied within 5 business days following the Lease Commencement Date and, at the same time, such defects limit or hinder the use of the Subject of the Lease or any of its part, the Lessee is entitled to an appropriate reduction of the Rent. Should the Lessee fail to participate on the hand-over of the Subject of the Lease and/or fail to sign the Hand-Over Protocol, the hand-over of the Subject of the Lease shall be deemed as executed on the Hand-Over Date as stated by the Lessor in the Hand-Over Protocol prepared and executed by the Lessor in the Lessee’s absence.
7.Borrowing of the Subject of the Lease before the Lease Commencement Day
7.1As from the Hand-Over Date until the day preceding the Lease Commencement Date (the “Borrowing Term”), the Lessor shall let the Lessee use the Subject of the Lease at no charge exclusively for the purposes of performance of the Lessee’s Fit-Out Works under terms and conditions of this Section 4 hereof and for the purpose of moving in movable items and other office equipment. The Borrowing Term shall also refer to the period from the Office Premises 2 Hand-Over Date to the day preceding the Lease Commencement Date 2, during which the Lessee shall use the Office Premises 2 either: (i) in case of application of 4.7(a), for execution of the relevant Internal and Construction Works and for moving in
7

Lessee’s movables, or (ii) in case of application of 4.7(b), only for moving in of the Lessee’s movables.
7.2During the Borrowing Term, the Lessee is not entitled to use the Subject of the Lease for other purposes than those stated above in Section 7.1 above.
7.3During the Borrowing Term, the Lessee shall use the access to the Office Premises 1 for the purpose stated in Section 7.1 hereof under the instruction of the administrator of the Building.
7.4During the Borrowing Term, the Lessee shall pay to the Lessor only the Direct Operating Costs under Article 9 hereof.
7.5The Lessee agrees that during its use of the Subject of the Lease during the Borrowing Term it shall observe all legal regulations, in particular, without limitation, legal regulations relating to the fire protection and protection of health and safety at work.
7.6During the Borrowing Term the Lessee is not entitled to pass the Subject of the Lease or a part thereof to third parties for use (except for Lessee’s contractors).
7.7Anytime during the Borrowing Term, the Lessor and/or a person authorized by it may access the Subject of the Lease particularly in order to review the fulfilment of the Lessee’s obligations hereunder and in order to perform repairs, maintenance and inspection of the Subject of the Lease. The Lessee is obligated to enable such access.
7.8The Lessor shall have the right to claim from the Lessee the payment of a contractual penalty of EUR 500 and the Lessee shall pay such contractual penalty in any individual case when the Lessee breaches any of its contractual obligations set forth in Section 7.1, 7.2, 7.6 and/or in the first sentence of Section 7.9 hereof.
7.9In case the Lessee and/or any Lessee’s Person cause damage in and/or on the Real Estate and/or on its component part or accessories during the Borrowing Term, the Lessee shall repair such damage at its costs without undue delay. If the Lessee does not meet this obligation, the Lessor will be entitled, subject to a prior written notice (except in situations of imminent danger), to have the repairs made at the Lessee’s expenses, if the Lessee fails to commence the required repairs works within 3 days from receipt of such a notice. In such a case, the costs of these works shall be paid by the Lessee immediately but not later than 10 days after receipt of the invoice.
7.10The following provisions hereof regulating rights and obligations of the Parties during the Lease Term shall apply accordingly on the Borrowing Term: Articles 4, 6, 9, 10 (with the exception of Article 10.8), 11, 12, 13, 14, 15.8, 17, 18 and 19 and such other provisions of this Agreement which, due to their character, allow for their application prior to the Lease Commencement Date.
8

8.Rent and Discounts on Rent
8.1The monthly rent for the Subject of the Lease, for the period commencing upon the Lease Commencement Date and expiring on 28 February 2018, consists of (whereas the Parties agree that solely for purposes of calculation of this rent, the actual area of the Office Premises 1 and the Common Premises 1 shall be reduced as stated below):
•for 1 sqm of the reduced rentable area of the Office Premises 1: EUR 13.80 x 600.76 sqm, total of EUR 8,290.49
•for 1 sqm of the reduced Lessee’s share in the Common Premises 1: EUR 13.80 x 60.94 sqm, total of EUR 840.97
Total for each month EUR 9,131.46
8.2.The monthly rent for the Subject of the Lease, for the period commencing on 1 March 2018 to the end of the Lease Term 1, consists of (if the Expansion option has not been exercised):
•for 1 sqm of the rentable area of the Office Premises 1: EUR 13.80 x 794.48 sqm, total of EUR 10,963.82
•for 1 sqm of the Lessee’s share in the Common Premises 1: EUR 13.80 x 80.59 sqm, total of EUR 1,112.14
Total for each month EUR 12,075.97
8.3The monthly rent for the Subject of the Lease, for the period commencing on 1 March 2018 to the end of the Lease Term 2, consists of (if the Expansion option has been exercised):
•for 1 sqm of the rentable area of the Office Premises 2: EUR 13.80 x 1,370.02 sqm, total of EUR 18,906.28
•for 1 sqm of the Lessee’s share in the Common Premises 2: EUR 13.80 x 138.98 sqm, total of EUR 1,917.92
Total for each month EUR 20,824.20
(the rent pursuant to Sections 8.1, 8.2 and 8.3 jointly as the “Rent”).
8.4The Rent shall be subject to VAT and other charges in line with Section 10.4 below.
8.5The Parties have agreed that the Rent shall be indexed (increased) from time to time always as of January 1 of each year beginning as of 1 January 2018 in accordance with the indexation clause set forth in Exhibit 5 hereof.
9

8.6The Parties have agreed on 50 % discount of the monthly current Rent for the time period of months February and March 2017. For avoidance of any doubts the Parties confirm that the Rent discount hereunder: (i) shall not affect the amount of the Security (as defined below) and (ii) will not affect the Lessor’s right for the payment of indexation in full amount.
8.7The Parties have further agreed (regardless whether the Lessee has exercised the Expansion Option) on 50 % discount of the monthly current Rent for the time period of months January and February from 2019 through 2022 (inclusive). For avoidance of any doubts the Parties confirm that the Rent discount hereunder: (i) shall not affect the amount of the Security (as defined below) and (ii) will not affect the Lessor’s right for the payment of indexation in full amount.
8.8The Lessee has a right for (i) the discount specified in Section 8.6 and (as long as it applies) for the discount specified in Section 8.7 hereof, and (ii) Lessor’s Contribution 1 or Lessor’s Contribution 2 (whichever applies), only if the following conditions are fulfilled:
(a)The Lessee will have the Subject of the Lease leased at least until the expiry of the Lease Term 1 under Section 5.1 or the Lease Term 2 under Section 5.2 above, except in case that the Lessee rightfully validly terminates this Agreement from the reasons stated by this Agreement that are on the Lessor’s part; and
(b)the Lessee fulfils conditions stated by this Agreement concerning technical improvement of the Subject the Lease (i.e. a need of prior written consent of the Lessor with the performance and performance thereof at the Lessee’s costs).
8.9The Parties hereof have agreed that if the conditions according to Section 8.8 hereof are not fulfilled, the right of the Lessee for (i) Rent discount according to Section 8.6 and 8.7 hereof and (ii) Lessor’s Contribution 1 or Lessor’s Contribution 2 (whichever applies) shall extinct. In such case the Lessee shall pay to the Lessor compensation corresponding to (i) the difference between the full Rent (without the discount pursuant to Section 8.6 hereof and if applicable pursuant to Section 8.7 hereof) and the Rent after the discount pursuant to Section 8.6 hereof and if applicable pursuant to Section 8.7 hereof, whereas this amount shall be with regard to the date of its return increased by the full indexation pursuant to Section 8.5 hereof valid at the time when such condition or conditions under Section 8.8 hereof was/were breached, and (ii) the amount of the Lessor’s Contribution 1 or Lessor’s Contribution 2 (whichever applies), to the bank account of the Lessor determined by this Agreement for regular payments of the Rent, within 1 month from the moment of such breach of the condition or conditions according to Section 8.8 hereof.
8.10For tax purposes, a supply in the form of lease hereunder is provided through partial supplies, each partial supply being considered as a separate taxable supply. Partial supply shall mean a taxable supply taking place every calendar month, provided that the 1st day of the appropriate calendar month is considered as the taxable supply date except for the first supply, for which the taxable supply date is the Lease Commencement Date.
10

9.Operating Costs
9.1Costs of supply of media and services based on a separate measuring falling directly on the Subject of the Lease shall be paid by the Lessee to the Lessor, as of the Hand-Over Date, in full including related fees, if any (the “Direct Operating Costs”). The Direct Operating Costs shall be charged by the Lessor to the Lessee in the amounts charged by relevant suppliers without any additional charges. The Lessee shall pay any Direct Operating Costs to the Lessor within 14 days after the issuance of the Lessor’s invoice to the bank account set forth in the respective invoice. The Lessor may install any meters of any media/services consumption, which are used exclusively by the Lessee.
9.2As of the Lease Commencement Date and apart from the Direct Operating Costs, the Lessee is obligated to pay to the Lessor a pro-rated portion of the costs for operation, maintenance and repairs of the Real Estate and infrastructures serving the Real Estate as set forth in Exhibit 6 (the “Operating Costs”) hereof, provided that this pro-rata share will be determined: in relation to the Office Premises 1 and if applicable on the Office Premises 2, as the proportion of the Office Premises’ 1 and if applicable on the Office Premises’ 2 rentable area and the total rentable area of all office premises in the Building.
9.3The Lessor shall exert its reasonable efforts to ensure that the Operating Costs correspond to common operating costs achievable under market conditions as for their frequency, quality and scope, and considering the standard of the Building.
9.4The Lessee is obligated to pay, together with the Rent, monthly charge for the share on the Operating Costs, in the amount reasonably estimated by the Lessor in line with Section 10.1 below. This amount shall also reflect appropriate VAT.
9.5The charge for the period commencing upon the Lease Commencement Date and expiring on 28 February 2018, it shall be calculated as follows (whereas the Parties agree that for purposes of calculation of this charge, the actual area of the Office Premises 1 and the Common Premises 1 shall be reduced as stated below):
•for 1 sqm of the rentable Office Premises 1: CZK 95 x 600.76 sqm, total of CZK 57,072.20
•for 1 sqm of the Lessee’s share in the Common Premises 1: CZK 95 x 60.94 sqm, total of CZK 5,789.30
Total for each month CZK 62,861.50
9.6The charge for the period commencing on 1 March 2018 to the end of the Lease Term 1 (if the Expansion option has not been exercised) shall be calculated as follows:
•for 1 sqm of the rentable Office Premises 1: CZK 95 x 794.48 sqm, total of CZK 75,475.60
11

•for 1 sqm of the Lessee’s share in the Common Premises 1: CZK 95 x 80.59 sqm, total of CZK 7,656.05
Total for each month CZK 83,131.65
9.7The charge for the period commencing on 1 March 2018 to the end of the Lease Term 2, (if the Expansion Option has been exercised) shall be calculated as follows:
•for 1 sqm of the rentable Office Premises 2: CZK 95 x 1,370.02 sqm, total of CZK 130,151.90
•for 1 sqm of the Lessee’s share in the Common Premises 2: CZK 95 x 138.98 sqm, total of CZK 13,203.10
Total for each month CZK 143,355
(the charges described in Sections 9.5, 9.6 and 9.7 above jointly as the “Charge”).
9.8During a calendar year the Lessor shall be entitled to adjust the amount of Charge on the basis of change of consumption and/or prices by means of a written notice delivered to the Lessee. Such adjusted Charge shall be payable from the month following the month in which such written notice was delivered to the Lessee.
9.9No later than within 6 months after the end of each calendar year, the Lessor shall charge to the Lessee the Operating Costs for the previous calendar year and issue a tax document thereon, on the basis of which it shall return any overpayments or, as the case may be, shall charge any underpayment caused as a consequence of difference between actual share of the Operation Costs attributable to the Subject of the Lease for the previous year and Charges paid by the Lessee; the date on which the reconciliation is made is the date of taxable supply. The Lessor shall record any and all accounting documents regarding the Operation Costs in a demonstrable manner. Once a year the Lessee may inspect the documents regarding the Operating Costs paid for the previous calendar year on its own costs provided that it delivers a written request to the Lessor 10 working days in advance at the latest. Notwithstanding the above, in case this Agreement terminates, the Lessor shall, within a reasonable period of time, but no later than within 90 days after the termination hereof, prepare a reconciliation of the Charges as at the termination date on the basis of the Operating Costs determined according to available invoices and reasonable estimate of the Lessor.
9.10The Lessor is not liable for any interruption of services (i.e. gas, electric power, water, etc.) provided in connection with the use of the Subject of the Lease if such interruption did not arise out of Lessor’s breach of duties hereunder or under the law; the Lessor undertakes, however, to exert without undue delay its best efforts, which can reasonably be required therefrom for the supply of such services to be provided in accordance herewith, and the interruption of services be remedied as soon as possible. Provided the interruption of services occurs on the part of the suppliers, then the Lessor shall provide the Lessee with reasonable assistance with raising damages claims vis-à-vis such suppliers.
12

9.11The Lessee is obligated to pay all the costs for services, which it itself orders in connection with the use of the Subject of the Lease. The Lessee shall pay these costs directly to the relevant suppliers of these services.
9.12For tax purposes, a supply in the form of services provided in connection with the lease hereunder is provided through partial supplies, each partial supply being considered a separate taxable supply. Partial supply shall be understood to mean a taxable supply taking place on 1st day of every calendar month except for the first calendar month of the Lease Term for which the Lease Commencement Date shall be the date of taxable supply.
10.Payments
10.1Except for the Direct Operating Costs, the Lessee is obligated to pay the Rent and any other payments under Article 9 above always in advance no later than on the 15th day of each calendar month for which the payment is made, or in case of the payment for the 1st month of the Lease Term no later than on the 15th day from the Lease Commencement Date, to the bank accounts of the Lessor held with UniCredit Bank Czech Republic and Slovakia, a. s., unless the Lessor notifies the Lessee in writing of a different account:
•the Rent, including VAT and other taxes and fees set forth by the law, if any,
•The Charges (including the reconciliation under 9.9 above), including VAT and other taxes and fees set forth by the law, if any
10.2The Lessee shall make all payments under this Agreement by virtue of bank transfer provided that bank charges associated with bank transfers shall be borne by the Lessee.
10.3The Lessor shall send to the Lessee invoices or tax documents for the Rent and the Charges always prior to the due date thereof by electronic means to the Lessee’s e-mail address: invoice@semrush.com. The Lessor is obligated to send invoices/tax documents for the Rent for the 1st month of the Lease Term and for the Charge for the 1st month of the Lease Term without undue delay after the Lease Commencement Date. Any Lessor’s default in sending the invoice/tax document has no effect whatsoever on the duty of the Lessee to pay the Rent and the Charges on or before their due date hereunder. The Parties have however in this connection agreed that should the invoices not be provided to the Lessee in a proper way repeatedly, the Lessee will be entitled to request the Lessor in writing to deliver the invoices/tax documents to the Lessee in a demonstrable manner, i.e. either by means of a registered post or by a personal delivery against the signature, and the Lessor shall be obliged to accept such request.
10.4Neither the Rent nor any payments under Article 9 include any statutory taxes or fees related to their payment and are shown without the VAT. The Parties have agreed that the VAT shall be added to the Rent. If the legal regulations in the future set forth additional taxes and/or fees relating to the Rent or to any payment under Article 9 above, such taxes and/or fees shall be added thereto.
13

10.5If either Party is in default with any payment hereunder, it shall pay to the other Party a contractual penalty in the amount of 0.05 % of the outstanding amount for each day of delay. The contractual penalty shall, however, not apply in case of Lessor’s default related to reconciliation of the Operating Costs.
10.6The Lessee shall not have the right to set off its claims towards the Lessor against claims of the Lessor towards the Lessee nor to exercise any right of retention against such claims.
10.7The right for indemnification shall neither cease to exist, nor be limited in any manner upon obligation to pay or upon payment of any contractual penalty pursuant to this Agreement. The right for indemnification shall exist independently from the right to the payment of a contractual penalty.
10.8During the whole Lease Term the Lessee undertakes to be a registered VAT payer. In case the Lessee does not fulfil this obligation, the Lessee undertakes to remedy any damages and/or tax losses and/or disadvantages, which arise in consequences with the breach of this Lessee’s obligation The Parties agreed that in case that the Lessee does not fulfil this obligation within the period ending on 31 March 2017, the Lessor is not entitled to impose any sanctions against the Lessee hereunder nor terminate this Agreement based on this reason and the claims of the Lessor based on the breach of this obligation by the Lessee are limited exclusively on claims for damages and/or tax losses and/or disadvantages, which arise to the Lessor in consequences with the breach of this Lessee’s obligation.
11.Bank Guarantee, Deposit
11.1Within five (5) days following the conclusion hereof at the latest, the Lessee shall provide the Lessor with either a security deposit or with an irrevocable and unconditional bank guarantee corresponding in all material aspects to the wording of the sample attached at Exhibit 7 hereto, in each case in the amount equal to the aggregate of 3 month’s (i) Rent, (ii) the Charges, and (iii) the VAT applicable thereon as a security for performance by the Lessee of any and all its obligations hereunder or in connection hereto (the “Security”). As at the Lease Commencement Date, the Security shall amount to EUR 41,598.58. In case any of the above items forming the Security is increased and as a result the total amount of the Security is newly changed by at least 10%, the Lessor shall be entitled to inform the Lessee of the new amount of the Security which shall be then replenished by the Lessee within 14 days following receipt of such information.
11.2Upon the Lessor’s request, the Security shall be increased by the Lessee during the Lease Term so as to ensure that the amount of the Security shall always be equal to the aggregate of amounts specified in Section 11.1 above. The Lessee shall do so within 10 days following the Lessor’s written request being delivered to the Lessee. If the Security is provided by means of a bank guarantee the Lessor may make such a request only if a cumulative increase occurs in the Rent, the Charges and the applicable VAT by at least 5 percent as compared to the value of the existing bank guarantee, and the Lessee shall then provide the Lessor with a new bank guarantee or with an appropriate amendment to the current bank guarantee.
14

11.3In case of using the bank guarantee and/or security deposit or their part by the Lessor the Lessee hereby undertakes to refill such bank guarantee or security deposit to its original amount within 10 days from obtaining a written notice of the Lessor.
11.4If the Security is provided in the form of a bank guarantee, the Lessee shall ensure, that the bank guarantee remains valid and effective until six (6) months following expiry of the Lease Term. The Lessee is entitled to provide the Lessor with a bank guarantee with a shorter validity, however not less than 12 months, provided that no later than 2 months prior to the expiry of the bank guarantee, the Lessee shall provide the Lessor with amendment to the existing guarantee, extending the bank guarantee’s validity for at least additional 12 months. If the Lessee breaches such obligation, the Lessor will be entitled to draw down the bank guarantee in the full extent and keep it as a security deposit.
11.5In case this Agreement is terminated, the Lessor shall return the Security to the Lessee within 14 days from the satisfaction of all the Lessee’s obligations hereunder, however within 6 months following the termination hereof at the latest. The Parties agree that if the Security has been provided in the form of the security deposit, it shall be adjusted by any interests accrued or bank charges incurred in relation to the bank account at which the Security has been deposited. If the bank account at which the Security has been deposited, is not subject to any interest, the Lessee shall not be entitled for payment of any interest.
11.6The bank guarantee under Section 11.1 above has to be issued by a bank which has its registered office or branch situated in the Czech Republic and which is entitled to provide bank services within the Czech Republic.
11.7The Lessee is entitled, at its own discretion under the rules set forth in this Article, to replace the bank guarantee by the deposit or vice versa (the “Replacement”). Within 10 days from the day of receipt of such Replacement, the Lessor shall return back to the Lessee the original bank guarantee to the Lessee or the deposit to a bank account notified to the Lessor in writing.
11.8The Lessor is entitled to use the Security to reimburse any and all its claims towards the Lessee arising under this Agreement and/or in connection with this Agreement, as well as all its claims for reimbursement of damages, mainly damages arising from loss on rent, Operating Costs and other payments under this Agreement until the latest determined end of the Lease Term under this Agreement and/or claims for reimbursement of reasonable and fully documented costs, including administrative costs and costs of legal representation if the Lessee has failed to perform such payments by their due dates. For avoidance of doubts the Parties have agreed that the use of the Security is not subject to previous proving the respective claim.
11.9If that the bank providing the bank guarantee loses its license to engage in banking activities or such a bank is declared insolvent, the Lessee is obliged to replace the current bank guarantee with a security deposit or a new bank guarantee complying with Section 11.1 above within 14 days following the appropriate event occurs.
15

11.10Provided the Lessee chooses security deposit as a form of the Security, then the Lessee shall be obliged to deposit the respective amount into the bank account
12.Premature Termination of the Lease
12.1The happening of any of the following shall be deemed to be an event of Lessee’s default (the “Event of Lessee’s Default”) under this Lease:
(a)the Lessee uses the Subject of the Lease in conflict with the Purpose of the Lease agreed in this Agreement, and does not remedy the situation within 5 days following the delivery of a written request by the Lessor;
(b)the Lessee is in delay with payment of the Rent, the Charge or any other payment hereunder for a time period exceeding 14 days, and does not remedy the situation within 10 days following the delivery of a written request by the Lessor;
(c)the Lessee and/or the persons who use the Subject of the Lease with the consent of the Lessee grossly disturbs peace and order in the Building, and does not remedy the situation within 5 days following the delivery of a written request by the Lessor;
(d)the Lessee subleases the Subject of the Lease or a part thereof or transfers any of its rights hereunder to a third party without a prior consent of the Lessor;
(e)in conflict with Section 3.3 hereof the Lessee changed the scope of business activities or other activities performed in the Subject of the Lease, and the Lessee does not remedy the situation within 5 days following the delivery of a written request by the Lessor;
(f)the Lessee fails to submit to the Lessor in a due and timely manner the Security or to refill the Security in accordance with Article 11 hereof, and does not remedy the situation within 5 days following the delivery of a written request by the Lessor;
(g)the Lessee repeatedly (i.e. at least twice in past 6 months) and grossly breaches its material obligations stated in this Agreement, and, provided it is a persisting breach, the Lessee does not remedy the situation within 10 days following the delivery of a written request by the Lessor;
(h)initiation of any liquidation proceedings or insolvency proceedings against the Lessee, or the decision on insolvency has been issued or a bankruptcy has been declared on the Lessee’s assets (excluding proceedings which are vexatious or frivolous and which are contested by the Lessee in good faith, as reasonably evidenced to the Lessor);
(i)in the Subject of the Lease the Lessee stores things, storage of which is not allowed by the Lessor or by this Agreement, and the Lessee does not remedy the situation within 5 days following the delivery of a written request by the Lessor.
16

12.2Upon the occurrence of an Event of Lessee’s Default, the Lessor may, in addition to statutory remedies available, to:
(a)request the Lessee to pay (and the Lessee shall make the payment immediately upon the receipt of such a request) the Lessor a contractual penalty amounting to the aggregate of 12 months’ (i) Rent, (ii) Charges and (iii) VAT thereon; such contractual penalty shall be during the last year of the Lease Term decreased equally every month by 1/12; and/or
(b)terminate this Agreement. The Lessor is further entitled to terminate this Agreement in case that a decision to remove the Building or a decision on changes of the Building preventing the use of the Subject of the Lease for the purpose stated in this Agreement was made, and such removal or changes were not requested by the Lessor.
12.3The happening of any of the following shall be deemed to be an event of Lessor’s default (the “Event of Lessor’s Default”) under this Lease, allowing the Lessee to terminate this Agreement:
(a)due to reasons on the side of the Lessor it is not possible to use the Subject of the Lease for the purposes agreed in this Agreement for a time period exceeding 1 month and the Lessor fails to remedy such situation, despite a written notice of the Lessee, within an additional time period provided in the notice of the Lessee, which shall not be shorter than 60 days;
(b)the Lessor repeatedly (i.e. at least twice in past 6 months) and grossly breaches its material obligations stipulated in this Agreement, and the Lessor fails to remedy such situation, despite a written notice of the Lessee, within an additional time period provided in the notice of the Lessee, which shall not be shorter than 45 days.
12.4This Agreement may be terminated only on the basis of a written termination notice, provided that the notice period shall be 1 month commencing as of the day following the day of its delivery to the other Party. The Parties agree that this Agreement may be terminated or withdrawn from exclusively for reasons stipulated herein.
12.5Should either Party terminate this Agreement by a termination notice due to reasons on the side of the other Party, the breaching Party shall compensate the terminating Party in full extent for damage caused by such premature termination hereof (in case of termination delivered by the Lessor, especially the damage caused by the loss on Rent, Operating Costs and other payments according to the Agreement, until the last determined end of the Lease Term), a lost profit included, and the legal costs etc. The Lessee shall compensate the damage (including lost profit) in the extent such claim exceeds the contractual penalty to which the Lessee is obliged in connection with the premature termination hereof.
12.6If, due to reasons on neither Party’s side, the Subject of the Lease is destroyed, either in whole or in part, or the Building is damaged to the extent that reasonable use is not possible and if the reasonable period necessary for restoration does not exceed 6 months, the Lessor may at its sole risk and expense proceed to restore the Subject of the Lease or the
17

Building. If the Lessor proceeds with the restoration and notifies the Lessee of such intention within 1 months of the above casualty event, neither Party shall terminate the Agreement. If, in the meantime, the use of the Subject of the Lease, in whole or in part, is limited and if the damage was not caused or contributed to by an act or the negligence of the Lessee, any of its representatives, or those for whom the Lessee is responsible, the Lessee has the right to an appropriate Rent and/or Charge abatement, or alternatively (if chosen by the Lessor) for substitute premises of similar quality and area to be provided by the Lessor for the period of the reconstruction.
13.Sub-Lease, Transfer of Rights
13.1The Lessee may not, whether in part or in whole, pass the Subject of the Lease for use or for sub-lease the Subject of the Lease to third parties without a prior written consent of the Lessor.
13.2The Lessee is not entitled to transfer the rights and obligations under this Agreement, to a third person without a prior written consent of the Lessor, provided that the transfer shall also include any event of transformations of the Lessee pursuant to Act on Transformations of Companies. This obligation shall not apply to such transformations where the direct or indirect change in the ownership of voting securities or partnership interests (or their equivalent) is not exceeding 50% by contract, by operation of law or otherwise, or where the direct or indirect change in the majority ownership of the Lessee or its owner results in a change of control of the Lessee. The Lessor may assign and/or transfer the rights and obligations hereunder to any third person and the Lessee hereby agrees to any such transfer and/or assignment.
13.3If at any time during the Lease Term the enterprise of the Lessee, or a part thereof to which this Agreement belongs, is transferred or leased to a third party, the Lessee shall inform the Lessor thereabout without undue delay.
13.4The Lessee undertakes to guarantee the fulfilment of obligations of the acquirer of rights and obligations vis-à-vis the Lessor pursuant to this Agreement. In case that such acquirer fails to perform such obligations, the Lessee shall fulfil such obligations towards the Lessor in the acquirer’s place.
14.Rights and Obligations of the Lessee
14.1The Lessee is obligated to treat the Subject of the Lease including its equipment, fixtures and facilities and any Construction Modifications or Internal Modifications (as defined below) and Lessor’s/Lessee’s Fit-Out Works in a due and careful manner and with appropriate attention. The Lessee is obligated to maintain the Office Premises and repair or arrange for repairs of any damages to the Subject of the Lease, which are attributable to the Lessee and for which the Lessor is not liable, including its equipment, fixtures and facilities. Further the Lessee is obligated to use the Subject of the Lease without disturbing and/or detriment to other tenants and the Building.
18

14.2The Lessee is obligated to follow the rules of the Building applicable for all lessees of the Building (the “Rules of the Building”). The Lessee confirms that it has acknowledged the wording of the currently valid Rules of the Building. The Lessee is obligated to secure that the Rules of the Building are observed by the Lessee’s employees, customers, contractors, visitors, sub-lessees and other persons that are allowed to enter the Subject of the Lease with the knowledge of the Lessee (the “Lessee’s Persons”). The Lessor shall have the right to modify the Rules of the Building. The Lessee shall be obliged to observe such modified Rules of the Building starting on the 14th day following the day of its delivery to the Lessee.
14.3Provided that the Lessee has notified the Lessor of defects of the parts of the Subject of the Lease including Lessor’s Fit-Out Works to which the warranty periods apply without undue delay and provided that such defects have not been caused by the Lessee or other persons under Section 14.2 hereof, Section 14.1 hereof does not apply to repairs, which occur during the warranty periods listed in Exhibit 8 hereof and the respective repairs are to be carried out exclusively by the general contractor of the Building or the Lessor’s Fit-Out Works, and/or the sub-contractor who is/are responsible for such defects at no costs to the Lessee.
14.4Any defects on the Subject of the Lease or the Lessor’s Fit-Out Works that are detected during the warranty periods, as such defects are covered by warranties listed in Exhibit 8 hereof, must be notified by the Lessee to the Lessor without undue delay. The Lessee shall be liable for damages caused by any late notification of such defects. In the event of any imminent danger, the Lessee itself shall take the necessary measures to protect the Lessor from damages or to mitigate the imminent damages of the Lessor.
14.5Unless falling under the obligations of the Lessor pursuant to Section 15.2 below, the Lessee shall be liable for damages which are caused by failure to fulfil the Lessee’s obligations, in particular, if utility and sewage lines, toilets, and heating and other facilities are handled and maintained improperly, or the rooms are inadequately ventilated, heated, cleaned or insufficiently protected against frost, unless such situation occurs due to the fault on the side of the Lessor. Similarly, the Lessee shall be personally or, as the case may be, jointly and severally with any of the Lessee’s Persons liable in the same manner also for damages which are caused by third persons, who were allowed to enter the Subject of the Lease with the knowledge of the Lessee’s Persons.
14.6If the Lessee does not meet its obligations to carry out the required repairs in accordance with this Agreement or arrange for such repairs, the Lessor shall be entitled subject to a prior written notice (or immediately in situations of imminent danger), but not obligated, to have the repairs made at the Lessee’s expense, if the Lessee does not commence the required repairs works within 3 days from the receipt of the written notice of the Lessor. In such case, the costs of these works shall be paid by the Lessee promptly but not later than 10 days after receipt of the invoice. These costs shall not exceed the usual amounts in given place and time, considering the maintenance of the Building’s quality.
19

14.7The Lessee shall inform the Lessor without undue delay upon determining about the need to perform in the Subject of the Lease any repairs:
(a)specified in Section 15.2 hereof; and
(b)specified in Section 14.1 if the Lessee is not able to fulfil its obligation to repair or arrange for such repairs, provided the costs of such repairs shall be borne by the Lessee. The Lessor shall charge the Lessee for such costs, without any supplementary charges or fee by the Lessor, in a special invoice that the Lessee is obligated to pay within the maturity period of 10 days as from its delivery.
The Lessor is obligated to perform all announced repairs without undue delay after their announcement by the Lessee, provided, however, that the Lessee provides the Lessor with necessary co-operation and assistance, in particular, without limitation, by allowing the Lessor and/or persons authorized by it to access the Subject of the Lease.
The Lessee shall inform the Lessor without undue delay upon determining about the need to perform repairs of any defects and/or damages in the Common Premises 1 and if applicable also Common Premises 2, provided costs for repairs of the Common Premises 1 and if applicable also Common Premises 2 shall be borne by the Lessee, unless such defects have been caused by the Lessee or by the Lessee’s Persons.
14.8In the Subject of the Lease, the Lessee is not entitled to perform, without a prior written consent of the Lessor which shall not be unreasonably withheld: (i) any structural modification, structural or construction improvements, build-in adjustments or installation of technological equipment that would have a fixed connection to the Building and/or which require construction permit or notification to a building office (the “Construction Modifications”), or (ii) any internal and/or non-structural modifications, for which no construction permit or notification to the building office is required (the “Internal Modifications”).
14.9The Lessee shall perform any Construction Modifications and/or Internal Modifications at its own costs. The Parties have agreed that costs for any technical improvement of the Subject of the Lease performed and financed by the Lessee in line with this Agreement may be depreciated by the Lessee pursuant to valid legal regulations, and the Lessor further undertakes not to increase the initial Building price by such costs.
14.10Prior to commencement of the Construction Modifications and/or Internal Modifications (or, prior to commencement of any changes thereto) the Lessee shall deliver to the Lessor appropriate project documentation which shall correspond to the project documentation provided to the Lessee by the Lessor and which shall be approved by the Lessor. The Lessee shall carry out the Construction Modifications and/or Internal Modifications in accordance with this Agreement, approved project documentation, conditions set out in the relevant consents and permits of the public authorities, rules and regulations determined by the Lessor and the Lessee shall be responsible for the carrying out of the Construction Modifications and/or Internal Modifications. While carrying out the Construction Modifications and/or Internal Modifications, the Lessee shall proceed so as not to disturb other lessees or users of the Building, particularly by
20

vibrations, noise or odour, and shall adopt all measurements for this purpose. In case the project documentation for the Construction Modifications and/or Internal Modifications contains irregularities, unclarities or is not complete, the Lessor shall require the Lessee to remedy the situation without undue delay. The Lessee shall obtain any and all consents and permits of public authorities necessary to carry out or modify the Construction Modifications and/or Internal Modifications and to use them within the Subject of the Lease after their completion and the Lessor is obliged to provide the Lessee with all reasonably required assistance.
14.11When performing the Construction Modifications and/or Internal Modifications, the Lessee is obligated to ensure that it is in compliance with the unity of the Building. All elements which affect the exterior of the Building or the Subject of the Lease, in particular but not limited to the window blinds, shall be subject to a prior written consent of the Lessor. Within 2 months after completion of the Construction Modifications and/or Internal Modifications at the latest, the Lessee is obligated to deliver to the Lessor documentation of the as-built state of the Construction Modifications and/or Internal Modifications in an electronic and editable form, as applicable, and obtain the use approval, if necessary, for the same purpose of the lease, and further notify to the Lessor the acquisition price of such Construction Modifications and/or Internal Modifications while at the same time proving such acquisition price by delivering to the Lessor copies of invoices and tax documents on such acquisition price.
14.12During the notice period and/or during 12 months before expiration of the Lease Term, the Lessor and/or persons authorized by it may enter the Subject of the Lease on business days in regular working hours upon a prior notice delivered 24 hours in advance, at the latest, in order to allow inspection thereof by third parties that are interested in leasing the Subject of the Lease. The Lessee is obligated to secure that such visitors are accompanied by its representative.
14.13The Lessee undertakes to conclude the following insurance policies in sufficient amounts for a time period commencing as from the Hand-Over Date of the Subject of the Lease at the latest and to maintain such insurance policies in full effect throughout the entire Lease Term, the insurance policies to be provided by a reputable insurance company which shall be approved in advance in writing by the Lessor. The insurance shall cover at least:
(a)Insurance of Lessee’s Fit-Out Works and Lessor’s Fit-Out Works, Construction Modifications, Internal Modifications or other construction or non-construction modifications to the Subject of the Lease made by the Lessee or by the Lessor (including the modifications that were in the Subject of the Lease of the Hand-Over Date) and insurance of damages of movable assets, stock, commercial documentation, pieces of art and valuables of the Lessee and any third party located in the Office Premises 1 or in the Common Premises 1 and Office Premises 2 or in the Common Premises 2 against natural disasters (in the minimum extent of “pojištěný živel”) with the co-insurance not exceeding CZK 100,000 for any one occurrence;
(b)insurance of damages caused by burglary, robbery and/or vandalism and damages incurred in connection with the above-mentioned perils in the Office Premises 1 and if applicable Office Premises 2 and inside of the Office Premises 1 and if
21

applicable Office Premises 2 with the deductible not exceeding CZK 100,000 for any one occurrence;
(c)insurance of glass in the Office Premises 1 and if applicable Office Premises 2;
(d)insurance of damages caused by business interruption of the Lessee’s busienss against the perils defined in “Pojištěný živel” with a maximum deductible of seven days and with minimum indemnity period of 12 months;
(e)business interruption insurance covering damages caused by supply interruption of energy, utilities and/or damages to utility networks in the Office Premises 1 and if applicable Office Premises 2 with indemnity period at least 6 months and a maximum deductible of 30 days;
(f)insurance of Lessee’s liability for damages caused to third parties by damages to life, health, consequential and net financial losses, personal injuries and/or environmental damages for a minimum insurance amount of CZK 50,000,000 and a maximum deductible of CZK 100,000;
(g)any and all other insurance the conclusion of which is demanded according to the Czech law.
“Pojištěný živel” means the following insurance perils: fire, explosion, lightening, crash or fall or airplane, its part or cargo, flood and inundation, windstorm and hailstorm, landslide, rock and earth fall, avalanche, earthquake, weight of snow or ice, vehicle or its cargo impact, fall of tree, pole or other object which is not part of the damaged item, sonic boom and smoke, water/liquids escaping from water pipes and media escaping by failure from stable fire extinguishers and sprinklers, pipes or heating.
In case any damage on the Subject of the Lease and/or the Property is covered both by the Lessee’s and Lessor’s insurance, the Lessee shall primarily use its own insurance and claim the indemnification from its insurance company. The Lessor’s insurance may be used only in the extent in which the damage is not remedied from the Lessee’s insurance.
14.14The Lessee shall submit to the Lessor a copy of the insurance policy and a confirmation that all premiums and insurance contributions for the following insurance period have been paid within 15 days as from receipt of the Lessor’s request.
14.15Any increase in the insurance premiums of the Lessor in connection with the activities of the Lessee or resulting from Construction Modifications or Internal Modifications and/or any other changes in the Subject of the Lease performed by the Lessee shall be borne by the Lessee.
14.16The Lessee agrees that during its use of the Subject of the Lease, during the preparation and creation of documentation for performance of the Construction Modifications
22

and/or Internal Modifications, during the performance of the Construction Modifications and/or Internal Modifications and/or equipping the Subject of the Lease with interior equipment, it shall observe all legal regulations, in particular, without limitation, legal regulations relating to the fire protection and protection of health and safety at work.
14.17The Lessee hereby undertakes that it shall not place within the Subject of the Lease any equipment exceeding the capacity or overextending the technical parameters of the Building.
14.18The Lessee will not place or permit to be placed, will not use or permit to be used, will not maintain or permit to be maintained within the Subject of the Lease, and will not bring or permit to be brought onto the Real Estate any hazardous substances, contaminants or pollutants, toxic substances or wastes, infectious materials, petroleum products, asbestos or asbestos containing materials (except immaterial amounts of ordinary cleaning materials).
15.Rights and Obligations of the Lessor
15.1During the Lease Term, the Lessor is obligated to provide the Lessee with the Subject of the Lease to uninterrupted use under the condition that the Lessee fulfils all its obligations under this Agreement.
15.2In the extent affecting the Lessee’s use of the Subject of the Lease hereunder, the Lessor shall be obligated to repair and maintain the following parts of the Building at its own expense, if such expenses are not covered by the Operating Costs: the roof of the Building, all statically supporting parts of the Building, all pipes and plumbing installations (connections up to the Subject of the Lease); electrical connections (connections up to the Subject of the Lease); sewer pipes (connections up to the Subject of the Lease); foundations; and external walls of the Building and all Building’s base-built fire safety systems.
15.3The Lessor is furthermore obligated to conclude and maintain an insurance policy with adequate coverage for the Building, covering mainly:
•insurance of liability of the real estate owner for damages caused to third parties for a minimum insurance amount of CZK 50,000,000;
•insurance policy against damages caused by natural disasters (fire, windstorm, landslide) as well as damage to the Real Estate caused by broken water pipelines and water (“živelní pojištění v rozsahu požár, vítr, sesuv, vodovod”).
15.4The Lessor’s liability to the Lessee for damages in any case is limited up to CZK 50,000,000. Parties agreed that the damage is considered as maximal foreseeable amount of damage.
15.5The Lessor may access the Subject of the Lease on business days in regular working hours upon prior notification delivered to the Lessee at least 24 hours in
23

advance, in particularly in order to review the fulfilment by the Lessee of its obligations pursuant to this Agreement and in order to perform repairs, maintenance and inspection of the Subject of the Lease, in all cases upon a prior notice delivered to the Lessee.
15.6In cases of imminent danger, the Lessor may enter the Subject of the Lease at any time without giving a prior notification to the Lessee and the Lessee shall secure that the Lessor may enter the Subject of the Lease immediately even in the absence of the Lessee.
15.7If the Lessee does not fulfil duly its payment obligations under this Agreement even after a written reminder of the Lessor giving the Lessee an additional period of 5 days for remedy, the Lessor shall have the right not to provide services and/or utility supply (electricity, gas, water etc.) connected with the use of the Subject of the Lease and to disrupt provision of such services and/or utilities.
15.8The Lessor shall have the right to claim from the Lessee the payment of a contractual penalty in the amount of EUR 250 per every day on which the breach lasted or in the amount of EUR 1,000 if it is a one-off breach, and the Lessee is obligated to pay such contractual penalty to the Lessor in any individual case when the Lessee breaches any of its contractual obligations set forth in Articles 3 and 4, in Section 14.1, Section 14.7, Section 14.8, Section 14.11, Section 14.12, Section 14.13 and/or in Article 16 hereof, and such breach is not remedied within additional period of 5 days (if this Agreement does not stipulate a different period) which commences to run from the day of delivery of written Lessor’s request to remedy the breach to the Lessee. In any individual case the Lessee breaches any of its contractual obligations set forth in Sections 11.2, 11.3, 11.4 and 11.6 hereof the Lessor shall be entitled to claim a contractual penalty in the amount of EUR 2,000 per each day of delay. If the Lessee (who’s in delay at that moment) subsequently fulfils its obligation set forth in Sections 11.2, 11.3, 11.4 and/or 11.6 hereof, with fulfilment of which the Lessee is in delay, within additional 14 days at the latest, the total accrued amount of the contractual penalty shall be reduced by 75%. The maximum amount of the contractual penalty that the Lessor is entitled to receive under this Section is the amount of the actually valid Security in line with Section 11.2 hereof. The same applies also to breach of Section 11.9 hereof, however, with the exception that in case of additional fulfilment of such obligation within 14 days following the commencement of the delay, the Lessor shall waive the right for 100% of the accrued amount of the contractual penalty. In case of breach of the obligation to return the Subject of the Lease on due and timely manner under Section 17.1 and/or 17.2 hereof the Lessee shall be obligated to pay to the Lessor a lump-sum contractual penalty in the amount of 2 monthly Rent payments (without VAT) valid in the time of the breach of the obligation.
15.9The Parties hereby declare that the Lessor has provided to the Lessee with the Building’s energy consumption certificate prior to execution hereof.
16.Information and Advertising Boards and Panels
16.1Placement of signs, shop signs, information panels, advertisements, boards etc. (the “Signposts”) in the Subject of the Lease or in/on the Real Estate may be performed
24

exclusively by the Lessor. The Lessee shall reimburse all costs, fees and charges connected with the manufacture, placement, installation and use of the Signposts related to the Lessee, if such manufacture, placement, installation and use of the Signposts are requested by the Lessee.
16.2The Lessor may install standard size Signposts with the Lessee’s company logo according to the design of general information system of the Building on the main directory board located in the main lobby on the ground floor of the Building. The costs of manufacture and placement of the Signposts under this Section 16.2 shall be borne by the Lessee.
16.3Upon the termination of the lease relationship the Lessor will, at Lessee’s costs, reinstate the places after dismantling of the Signposts, the placement or installation of which was requested by the Lessee, into the original condition, in which such places used for placement of the Signposts had been before the Lessee requested the placement and/or installation of the Signposts on its own costs.
17.Return of the Subject of the Lease
17.1Upon termination of the lease relationship the Lessee shall return the Subject of the Lease, clean and empty (i.e. without Lessee’s movables) and in the “as is” condition as on the day of termination of the lease relationship, save for usual wear and tear and further save for necessary repairs in compliance with due use of the Subject of the Lease with good care and attention. The Lessee shall return to the Lessor all the keys as well as all the carriers of the access code to the Subject of the Lease. The Parties shall prepare and execute a written protocol recording the return of the Subject of the Lease by the Lessee to the Lessor.
17.2Unless this Agreement stipulates otherwise, the Lessee undertakes to remove from the Subject of the Lease at its own expense, upon returning of the Subject of the Lease, all its movable assets and equipment, however, the Lessee shall leave in the Subject of the Lease all Construction Modifications, Internal Modifications and Lessee’s Fit-Out Works (together as “Lessee’s Improvements”) and further the Lessor’s Fit-Out Works and also the movable items described in the Hand-Over Protocol. The Lessee furthermore undertakes to repair all damages possibly caused by such removal.
17.3If the Lessee fails to perform its obligations upon the termination of the Lease, particularly if the Lessee fails to vacate the Subject of the Lease and restore the same to the state as required under this Agreement, the Lessor shall be entitled to enter into the Subject of the Lease and perform the relevant works instead of the Lessee and at the expense of the Lessee. The Lessor shall be entitled to keep any of the unremoved Lessee’s Improvements. In such a case, it shall be deemed that the value of the Lessee’s Improvements left in the Subject of the Lease corresponds to an amount of CZK 10 000 and this amount shall be paid by the Lessor to the Lessee within 2 months following termination of the lease hereunder. Lessee’s Improvements left in the Subject of the Lease shall become the property of the Lessor (except for Lessee’s Improvements that already became the Lessor’s ownership by their installation in the Subject of the Lease); the Lessee expressly agrees with this. The Lessee shall also indemnify the Lessor for any and all damage caused by non-fulfilment of the obligation to vacate and return the Subject of the Lease in line with this Agreement.
25

17.4Provided that the Lessee fails to vacate the Subject of the Lease as of the day of termination hereof, the Lessor will be entitled to store any and all of the movable property left in the Subject of the Lease (the “Unremoved Assets”) at the Lessee’s cost and send a written notice to the Lessee regarding the place where such movable property is stored. The Lessee explicitly agrees that (i) such storing of the Unremoved Assets shall not be longed than one month, (ii) the Lessor shall bear no liability regarding the Unremoved Assets, and that (iii) should the Lessee fail collect the Unremoved Assets during the storing period, the storing entity, or the Lessor, will be entitled to dispose of the Unremoved Assets at its discretion, including their sale (provided, however, that the Lessor shall pay out the proceeds of such sale to the Lessee after deduction of costs connected with the sale and set off of the Lessor’s receivables due to the Lessee) or destroying at the risks and costs of the Lessee.
Notwithstanding whether the Lessor exercises its right to store the Unremoved Assets under previous paragraph or not, the Lessor will be entitled, at its discretion, to: (i) acquire all Unremoved Assets, or any of them upon delivering a written notification to the Lessee and the payment of EUR 100 and VAT thereon and/or (ii) to dispose of the Unremoved Assets in any other way at its discretion, including the right to sell (provided, however, that the Lessor shall pay out the proceeds of such sale to the Lessee after deduction of costs connected with the sale and set off of the Lessor’s receivables due to the Lessee) or to destroy the Unremoved Assets. The Lessee undertakes to procure, that it will have necessary disposal rights to such Unremoved Assets in order to enable the Lessor to exercise its rights under this Section 17.4 in full extent. The Lessee shall indemnify the Lessor for any and all damage, expenses or costs incurred by the Lessor in case it breaches its obligations pursuant to the previous sentence.
17.5If the Lessee continues using the Subject of the Lease after the expiration or termination of this Agreement without a written consent of the Lessor, or if the Lessee fails to return the Subject of the Lease duly and on a timely basis, the Lessee shall pay to the Lessor a contractual penalty of two times the last daily Rent for each day of such delay besides a lump-sum contractual penalty under Section 15.8 hereof.
18.Governing Law, Court Jurisdiction
18.1.This Agreement and relationships arising hereunder shall be governed by the Czech law.
18.2.Any disputes arising under or in relation to this Lease shall be finally settled by the common courts of the Czech Republic, provided that in line with Section 89a of the Civil Proceedings Code, the court competent according to the Lessor’s registered office shall be competent for deciding on such disputes.
18.3.The Parties have agreed that the provisions of following Sections of Act no. 89/2012 Coll., the Civil Code (the “Civil Code”) shall not apply to the contractual relation constituted by the Lease Agreement: 1765, 1766, 1899, 1977 through 1979, 2000, 2002 through 2004, last sentence of 2208(1) as to the possibility to terminate the lease, 2210(3), 2212, 2219(2), 2223, 2232, 2233(2), 2253, 2287, 2304, 2305, 2307(2), 2308 through 2311 and 2315. The Parties hereby agree that exercise of Parties’ rights pursuant to Section 2314 of the Civil Code
26

will not affect the rights and obligations of the Parties under this Agreement, especially in relation to the termination of the lease, vacation of the Premises and its hand-over to the Lessor and related rights and obligations. The Parties explicitly agree that potential objections raised by the Lessee according to Section 2314(1) of the Civil Code do not give the Lessee the right to continue to use the Premises after the date as of which the lease has ceased to exist based on the withdrawal or termination of the Lessor.
18.4.The Parties expressly agree that this Agreement can be terminated only for the reasons stated herein and that all reasons for an early termination of the contractual relationship (on the basis of withdrawal or termination) stipulated by the Civil Code are excluded by agreement of the Parties. This is regardless of whether the respective section of the Civil Code is included in those sections of the Civil Code the application of which shall be excluded under this Agreement.
19.Final Provisions
19.1Any and all notices, requests or other communications by either of the Parties pursuant to this Agreement shall be made in writing and shall be deemed as duly made as soon as such communications are delivered to the other Party in person, via a courier providing verification of delivery or via registered mail to the address of the relevant Party stated below or to such other address as either of the Parties has announced to the other Party.
(a)If to the Lessor:

4P –Immo. Praha s. r. o.
Karolinská 661/4
186 00 Prague 8 – Karlín
Czech Republic
Attn. of:	Alois Vyleta, Hedwig Höfler
Tel. No.:	+420.233.109.310
E-mail:	alois.vyleta@caimmo.cz
(b)If to the Lessee prior to the Lease Commencement Date:

Semrush CZ s. r. o.
Na strži 1702/65
140 00 Prague 4
Czech Republic
Attn. of:	Stepan Shirokikh
E-mail:	s.shirokikh@semrush.com
Tel. No.:	+420 774 032 592
27

(c)If to the Lessee after the Lease Commencement Date:

Semrush CZ s. r. o.
Na Hřebenech II
140 00 Prague 4
the Czech Republic
Attn. of:	Stepan Shirokikh
E-mail:	s.shirokikh@semrush.com
Tel. No.:	+420 774 032 592
Any and all notices made pursuant to this Agreement shall be deemed as delivered:
(a)on the date of their physical receipt by the addressee in case of personal delivery or delivery via a messenger service; or
(b)on the date stated on the receipt in case of delivery via registered mail through the operator of the mail services; or
(c)on the third business day after demonstrable sending through the operator of the mail services, if the Party does not hand over the notice at its valid address for delivering mail to its hands pursuant this Agreement or the Commercial Register (including delivery by the registered mail).
19.2This Agreement including all its Exhibits hereto represents the entire agreement of the Parties. All previous oral and written arrangements were either incorporated in this Agreement, or they shall become null and void. There are no side oral agreements to this Agreement. Any changes or amendments hereto shall be valid only if made in writing and if signed by both Parties.
19.3Should any provision of this Agreement be or become invalid, ineffective or unenforceable, the remaining provisions of this Agreement shall remain unaffected thereby and in full force and effect. The Parties have agreed to replace the invalid, ineffective or unenforceable provision of this Agreement by another valid, effective and enforceable regulation that shall be identical to the business purpose of the original provision or that shall be as close as possible by its business purpose to the original provision.
19.4This Agreement has been executed in two counterparts in the Czech and English languages. In the event of any discrepancy between the language versions, the Czech version shall prevail.
19.5Each Party shall receive one original counterpart of this Agreement.
28

19.6The following Exhibits constitute an inseparable part hereof:

Exhibit 1	Excerpt from the Commercial Register in respect of the Lessee;
Exhibit 2	Floor Plan;
Exhibit 3	Description of the Building;
Exhibit 4	Hand-Over Protocol (sample);
Exhibit 5	Indexation Clause;
Exhibit 6	List of Operating Costs;
Exhibit 7	Bank Guarantee (sample);
Exhibit 8	List of Warranty Periods.
Exhibit 9	Space Plan and Specification of the Lessee’s Fit-Out Works
Exhibit 10	Space Plan
19.7The Parties hereto consider all information contained in this Agreement or acquired in connection with this Agreement as confidential. Neither of the Parties may disclose such information to any third party without a prior written consent of the other Party, except for cases where (a) such disclosure is required by the law, or (b) such disclosure is required by the state administration bodies acting in compliance with legal regulations, or (c) the information concerned is already publicly available in compliance with relevant legal regulations, or (d) such information must be disclosed to third parties in connection with the pursue by the Lessor of its business activities, in particular its activity as the lesser of the Building and of other real estate, as the developer, investor and property administrator, and in connection with investments in the Building and other real estate and with marketing activities.
19.8This Agreement shall become valid and effective on the date of its signing by both of the Parties hereto.
In __________ on __/__/____

Alois Vyleta
Jednatel/Executive Director
29

EXHIBIT 1
EXCERPT FROM THE COMMERCIAL REGISTER IN RESPECT OF THE LESSEE

EXHIBIT 2
FLOOR PLAN

EXHIBIT 3
DESCRIPTION OF THE BUILDING

EXHIBIT 4
HAND-OVER PROTOCOL (SAMPLE)
HAND-OVER PROTOCOL
Lessor:    ……………
Identification No. (IČO): …………, Tax Identification No. (DIČ): ………., with registered office …………….registered in the Commercial Register maintained by the Municipal Court in Prague, Section .., File No. …………
represented by ………. , ……………….
Lessee:    ………………….
Identification No. (IČO): …………., Tax Identification No. (DIČ): ……….. , with registered office registered in the Commercial Register maintained by the ………. Court in ………, Section …, File No. ……..
represented by ……….., …………..
Place: administrative building No. …… (hereinafter referred to as the “Building”)
Date and Time:    ______________________
Based on the lease agreement for premises concluded on ……… (the „Lease Agreement for Premises”) by and between the Lessor and Lessee, the Lessor leased to the Lessee premises for the purpose of operation of business specified in Section 2.1 of the Lease Agreement for Premises located in the Building (the „Subject of the Lease”).
The Lessor hereby hands-over the Subject of the Lease under the Lease Agreement for Premises to the Lessee and the Lessee hereby takes-over the Subject of the Lease under the Lease Agreement for Premises from the Lessor as follows:
(d)office premises situated on the ……… floor of the Building with a rentable area of ……… m2, that shall be exclusively used by the Lessee (net rentable area 1 -exclusive) marked in ……… in the Floor Plan attached as Exhibit 2 to the Lease Agreement for Premises (the „Office Premises”);
(e)storage premises situated on the ……… floor of the Building with a rentable area of …….. m2, that shall be exclusively used by the Lessee (net rentable area 1 -exclusive) marked in …… in the Floor Plan attached as Exhibit 2 to the Lease Agreement for Premises (the „Storage Premises”); and

The Office Premises and the Storage Premises set out in (a) and (b) are in a condition according to the Technical specification of the Building that is attached as Exhibit 3 of the Lease Agreement for Premises. The Office Premises are handed-over to the Lessee for the purpose of use as premises determined for office purposes, the Storage Premises are handed-over to the Lessee for the purpose of use as premises determined for storage and archival purposes. The Lessee is entitled to use the Subject of the Lease only for the purpose and for the activities set forth in Section 3.1 of the Lease Agreement for Premises.
The Lessor and the Lessee hereby declare that the Subject of the Lease has the defects specified in Exhibit 1 hereto. The parties hereby declare that these defects stated in Exhibit 1 hereto are not material in any respect and do not hinder or otherwise interfere with the use of the Subject of the Lease and/or can be remedied without material interference of the use of the Subject of the Lease.
As agreed with the Lessee, the Lessor shall remedy these defects until the deadline for individual defects as stated in the Exhibit 1 hereto.
The Lessee hereby confirms that the Lessor handed-over the keys and access cards for access to the Subject of the Lease to the Lessee. The list of the keys and access cards that are taken-over by the Lessee is included in the Exhibit 2 hereto.

[Jméno/Name]
[Funkce/Position]

Exhibit 1	List of the defects, deadlines for remedy
Exhibit 2	List of the keys and access cards handed over to the Lessee
Exhibit 3	List of furniture in the Subject of the Lease

EXHIBIT 5
INDEXATION CLAUSE
Rules for Indexation
Rent Adjustment
1.The Parties have agreed that the Rent shall be adjusted according to the annual average rate of change of consumer prices index for the preceding calendar year determined and published on the basis of Regulation (EU) 2016/792, as amended, by the statistic office of the European Union EUROSTAT as a harmonized index “HICP- all items index (2015=100) for Euro Area, changing composition (the “HICP”). In case the HICP is no longer published, then its succeeding index shall be used and in case there is no such succeeding index of the HICP than another index valid at that time which is the one most proximate to the HICP shall be used.
2.The adjustment of the Rent shall take place each year on 1 January (the “Indexation Date”) of the appropriate year pursuant to the HICP of the preceding year. The first adjustment of the Rent shall take place on 1 January 2018. Adjustment, which results in a reduction of the Rent, shall be excluded.
3.The Lessor shall advise the Lessee of the amount of the adjusted Rent (the “Indexation Notice”). The Lessee shall start paying the Rent as adjusted pursuant to Article 2 above with effect from the first day of the calendar month immediately following the delivery of the Indexation Notification. In addition, the Lessee shall pay to the Lessor the difference between the amount of the adjusted Rent and the Rent actually paid so far for the period from the beginning of the current calendar year up until (and including) the calendar month in which the Indexation Notification is delivered to the Lessee.
4.In the event that within a single calendar year the HICP increases by 5 or more percent, the Lessor shall be entitled to demand a corresponding adjustment earlier than in January of the following year. This adjustment is to be taken into account when adjusting the Rent in January of the following year when adjusting the Rent, so that only the increase since the time of the last adjustment shall be taken into account.
5.In the event that the Lessor does not calculate the adjusted Rent, this shall not be construed as a waiver.

EXHIBIT 6
LIST OF OPERATING COSTS
List of Operating Costs
Operating costs are the costs incurred in the operation of the Real Estate and of the utility networks serving the same, corresponding to the character and technical specification of the Building, and the costs of services provided to lessees in the Building and related to the lease, in particular the following costs:
(f)of water and sewage fees – the cost of the consumption of water and all related fees, the cost of the lease of water meters, the use thereof and the costs of the operation and maintenance of pump equipment to drain wastewater and rainwater into the public sewage system, the cost of operating internal equipment to supply and treat water, including material for water treatment and fees for wastewater and rainwater drainage;
(g)of the operation, maintenance and repair of the central heating system and the equipment for the supply of fuels, including equipment for exhaust ventilation;
(h)of consumed fuel and the supplies thereof, the cost of operational electricity, the cost of the personnel operating and controlling and maintenance of the same, regular testing of its function and operation safety, including fine-tuning by an expert, cleaning of equipment in the operation room, the cost of metering emissions, the cost of leasing consumption metering equipment, as well as the cost of using consumption metering devices and related costs;
(i)of electricity consumption to maintain, operate and consume sources and substitute sources of electricity;
(j)of removing water-borne sediments and combustion remains in equipment, the cost of regular testing of its function and operation safety and fine-tuning by an expert, and metering costs;
(k)of water heating and for the operation, maintenance and repairs of all devices for hot water distribution and consumption, and the cost of removing water-borne sediments and combustion remains in equipment, as well as the cost of regular testing of its function and operation safety and related expert fine-tuning;
(l)of the operation of passenger and freight lifts and the cost of electricity to operate the same, the cost of supervision, operation, control of equipment and the care thereof, the cost of regular testing of its function and operation safety, including expert fine-tuning, as well as cleaning costs;
(m)of cleaning the Real Estate and the related roads and pavements, waste collection and disposal, the cost of maintenance, removal of snow, ice, leaves and other natural materials, etc.;

(n)of cleaning all common and public areas, access roads, corridors, stairs, technical areas, ventilation channels and other premises not used solely by specific lessees in the Building;
(o)of rodent control, disinfection and disinsection, plants care, including the restoration of plants and trees, for cleaning and care for public areas, access and entry roads;
(p)of electricity used for exterior lighting and the lighting of common areas of the Real Estate and for exterior access roads, technical and other premises which are not for exclusive use by specific lessees of the Building;
(q)of cleaning and examinations of chimneys and exhausts;
(r)of the insurance of the Real Estate and for the insurance against the Lessor’s liability to the extent specified in Section 15.3 hereof;
(s)to hire personnel to operate the reception, check entry to the Building and to patrol the Building;
(t)of the operation and maintenance of equipment ensuring the reception and distribution of television and radio signals, for electricity necessary for the operation thereof and for regular testing of the functions thereof, including the configuration thereof by a specialist technician, and payment for the use of the antenna that does not form a part of the Real Estate;
(u)of washing and cleaning of textiles used in the Building’s common areas and for the maintenance and operation of equipment serving for this purpose, including technological equipment;
(v)of the cleaning of the external walls of the Building, including windows and their frames, and for the maintenance and cleaning of towers ventilating the Building’s atrium;
(w)of the operation and maintenance of lightning conductors and other facilities protecting against lightning strikes, as well as the cost of the regular testing thereof;
(x)of the maintenance and repairs of all ventilating and air-conditioning facilities, including operational repairs and operational consumption, supplementation of operational media and other related operating costs;
(y)of the maintenance and operational repairs of the garage gate;
(z)of the maintenance and repairs of technical means of access control (e.g. code cards system);
(aa)taxes, fees and withholdings related to the Real Estate, in particular real estate tax;

(bb)other operating costs, including the cost of maintenance, operation and repair of the utility networks serving the Real Estate;
(cc)for the management of the Real Estate, i.e., in particular, any and all administrative, technical and servicing activities aimed at safeguarding proper operation of the Real Estate on optimal level carried out by an authorized natural or legal person;

EXHIBIT 7
BANK GUARANTEE (SAMPLE)
Bankovní záruka (vzor)
4P – Immo. Praha s.r.o.
Karolinská 661/4, 186 00 Praha 8
IČO: 272 08 648
zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, oddíl C, vložka 104573
(věřitel)
BANKOVNÍ ZÁRUKA č. .............................
Byli jsme informováni, že společnost ................................., IČO: ………………, se sídlem ................................. (dále jen „Nájemce”), zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, oddíl ……, vložka ................................., s Vámi jako Pronajímatelem uzavřela dne ……………. nájemní smlouvu na nebytové prostory (dále jen „Nájemní smlouva na prostory”) a dne ……. nájemní smlouvu na parkovací místa (dále jen „Nájemní smlouva na parkovací místa”) a že je podle článku IX. Nájemní smlouvy na prostory a Nájemní smlouvy na parkovací místa vyžadována bankovní záruka za splnění veškerých závazků společností .................................se sídlem ................................., zapsané v obchodním rejstříku vedeném Městským soudem v Praze, oddíl ……, vložka ................................. (dále jen „.................................”) jako Nájemce vzniklých jí z Nájemní smlouvy na prostory a/nebo z Nájemní smlouvy na parkovací místa a/nebo v souvislosti s Nájemní smlouvou na prostory a/nebo Nájemní smlouvou na parkovací místa (dále jen „Bankovní záruka”).
Na žádost přebíráme my, ....., se sídlem ...., zapsaná v obchodním rejstříku vedeném ...., oddíl ...., vložce ..., vůči Vám jako Věřiteli pro případ nesplnění závazků ……………. vzniklých jí vůči Vám podle Nájemní smlouvy na prostory a /nebo Nájemní smlouvy na parkovací místa a/nebo v souvislosti s Nájemní smlouvou na prostory a /nebo Nájemní smlouvou na parkovací místa neodvolatelnou Bankovní záruku až do výše
EUR .....,- slovy: ...... (dále jen „zaručená částka”)
a zavazujeme se Vám vyplatit bez odkladu, bez námitek a bez prověřování oprávněnosti Vaší výzvy jakoukoli částku nebo částky, až do celkové výše námi zaručené částky, a to po obdržení Vaší výzvy, která bude v souladu se všemi podmínkami této Bankovní záruky a bude obsahovat i Vaše písemné prohlášení, že ………… neuhradila řádně a včas své závazky vzniklé jí z Nájemní smlouvy na prostory a/nebo Nájemní smlouvy na parkovací místa a/nebo v souvislosti s Nájemní smlouvou na prostory a/nebo Nájemní smlouvou na parkovací místa ve výši částky požadované k výplatě podle této Bankovní záruky (dále jen „Výzva”). Výzva musí obsahovat datum vystavení a číslo této Bankovní záruky, požadovanou částku k proplacení, název banky a číslo bankovního účtu, na který máme platbu poukázat.

Vaše písemná výzva nám musí být doručena nejpozději k níže uvedenému datu platnosti této Bankovní záruky.
Jakýkoli požadavek na splnění závazku z této Bankovní záruky bude splněn bez námitek, bez ohledu na právní stav ke dni vzniku požadavku na plnění (likvidace, insolvence, konkurs), bez ohledu na případné Vaše výzvy zasílané …………………., bez ohledu na případné právní spory nebo soudní řízení nebo jakékoliv jiné okolnosti, které by mohly splnění takového závazku ovlivnit, a bez ohledu na případné doplňky nebo změny Nájemní smlouvy na prostory a/nebo Nájemní smlouvy na parkovací místa provedené v průběhu doby nájmu.
Jakákoli platba vyplývající z této Bankovní záruky bude provedena tak, že Pronajímateli poukážeme na bankovní účet uvedený ve Výzvě částku požadovanou ve Výzvě bez odečtení jakýchkoli případných provizí, srážek, daní nebo jiných poplatků, které by se v budoucnu mohly vyskytnout. Výše naší Bankovní záruky se sníží o každou námi provedenou částečnou platbu z této Bankovní záruky ve prospěch Věřitele. Vyplacením celé výše námi zaručené částky ve prospěch Věřitele tato Bankovní záruka zanikne.
Tato naše Bankovní záruka je platná do …………. včetně. Její platnost automaticky a zcela skončí, pokud do tohoto data neobdržíme Vaši písemnou Výzvu, nezávisle na tom, bude-li nám tato záruční listina vrácena či nikoli.
Platnost této naší Bankovní záruky rovněž skončí před výše uvedeným datem její platnosti po obdržení originálu této Bankovní záruky nebo Vašeho prohlášení, že netrváte na další platnosti této Bankovní záruky (dále jen „Prohlášení”).
Každá Vaše Výzva a Prohlášení musí obsahovat podpis statutárního orgánu Věřitele nebo jím zmocněné osoby, který musí být úředně ověřen a předložen společně s dokumenty prokazujícími, že podpis je právoplatně závazný pro Vaši společnost (originálem nebo ověřenou kopií výpisu z obchodního rejstříku, příp. plnou mocí).
Pro vznesení jakýchkoli případných platebních nároků z této Bankovní záruky je třeba, aby Bankovní záruka byla písemně uplatněna u ………….., pokud existuje, jinak u kterékoliv pobočky ………………..
Tato Bankovní záruka (včetně práva na uplatnění Bankovní záruky) je převoditelná na případného právního nástupce Věřitele jako pronajímatele podle Nájemní smlouvy na prostory a/nebo Nájemní smlouvy na parkovací místa, a to na základě písemného oznámení naší bance podepsaného za Vaši společnost a též za takového právního nástupce, předloženého společně s dokumenty prokazujícími, že podpisy jsou právoplatně závazné pro Vaši společnost a příslušného výše uvedeného právního nástupce (originálem nebo ověřenou kopií výpisu z obchodního rejstříku, příp. plnou mocí ověřenou notářem). Tuto Bankovní záruku (včetně práva na uplatnění Bankovní záruky) je dále možné postoupit nebo zastavit ve prospěch financující banky Věřitele.
Tato Bankovní záruka se řídí právem České republiky, zejména ustanovením § 2029 a násl. občanského zákoníku.

V …………... dne ………….

EXHIBIT 8
LIST OF WARRANTY PERIODS
List of Warranty Periods
Warranty periods started to run on 15.10.2008 and are ten (10) years and cover the following parts of the Building:
•roofs including panelwork, all gaps, performances etc.;
•waterproofing including all gaps, sealing of all gaps, performance etc.; and
•tightness of façade.

EXHIBIT 9
SPACE PLAN AND SPECIFICATION OF THE LESSEE’S FIT-OUT WORKS

EXHIBIT 10
SPACE PLAN

NÁJEMNÍ SMLOUVA
Smluvní strany:
(1)Semrush CZ s. r. o., se sídlem Na strži 1702/65, Nusle, 140 00 Praha 4, IČO 044 64 800, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, oddíl C, vložka 247376, zastoupená panem Stepanem Shirokikhem, jednatelem (dále jen „Nájemce”); a
(2)4P – Immo. Praha s. r. o., se sídlem Praha 8 – Karlín, Karolinská 661/4, PSČ 186 00, IČ 27208648, DIČ CZ27208648, zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, oddíl C, vložka 104573, zastoupená panem Aloisem Vyletou a paní Hedwigou Höfler, jednateli (dále jen „Pronajímatel”);
(Pronajímatel a Nájemce jsou dále též uváděni společně jako „Smluvní strany” a jednotlivě jako „Smluvní strana”; tato nájemní smlouva je dále uváděna jen jako „Smlouva”)
se Smluvní strany dohodly následovně:
1.Preambule
1.1Pronajímatel je výlučným vlastníkem pozemků parc. č. 2915/12, 2915/30 a 2910/198 a dále pozemku parc. č. 2915/50 a na pozemku parc. č. 2915/50 stojící administrativní budovy čp. 1718, známé pod názvem „Kavčí Hory Office Park” (dále jen „Budova”), vše v katastrálním území Nusle, obec Hlavní město Praha, a dále pozemku parc. č. 970/11 v katastrálním území Podolí, obec Hlavní město Praha (společně dále jen „Nemovitosti”). Užívání Budovy bylo povoleno kolaudačním rozhodnutím vydaným Městskou částí Praha 4 dne 11. června 2008 pod čj. P4/93867/08/OST/ROK/3822, které nabylo právní moci dne 12. června 2008.
2.Předmět nájmu
2.1Pronajímatel pronajímá Nájemci a Nájemce si od Pronajímatele najímá za Nájemné uvedené v článku 8 této Smlouvy níže specifikované nebytové prostory v Budově, které jsou barevně vyznačené v plánu jednotlivých podlaží Budovy, který tvoří přílohu 2 této Smlouvy (dále jen „Plán podlaží”). Uvedené nebytové prostory se skládají z následujících prostor:
(a)kancelářské prostory umístěné ve 2. patře Budovy o čisté pronajímatelné ploše 794,48 m2, které budou ve výhradním užívání Nájemce (net rentable area 1 - exclusive), jak jsou vyznačeny modrou barvou v Plánu podlaží (dále jen „Kancelářské prostory 1”), kdy výměra čisté pronajímatelné plochy je pro účely výpočtu Nájemného a ostatních poplatků navýšena o podíl Nájemce na společných prostorech v Budově (dále jen „Společné prostory 1”) ve výši 80,59 m2, celkem tedy pronajímatelná plocha Kancelářských prostor 1 činí 875,07 m2;

(Kancelářské prostory 1 dále jen „Předmět nájmu”).
2.2Čistá pronajímatelná plocha Předmětu nájmu byla zjištěna úředně oprávněným zeměměřičem podle „Směrnice pro výpočet nájemní plochy kancelářských prostor” („Richtlinie zur Berechnung der Büromietfläche”) vydané v roce 1996 společností „Gesellschaft für Immobilienwirtschaftliche Forschung” („Společností pro výzkum hospodaření s nemovitostmi”), institucemi „Deutscher Verband Chartered Surveyors e.V.” („Německým svazem autorizovaných úředních odhadců”) a „Normenausschuß Bau DIN 227” („Výborem pro stanovení norem ve stavebnictví DIN 277”). Pro vyloučení pochybností Smluvní strany konstatují, že pojem „čistá pronajímatelná plocha” je pro účely této Smlouvy totéž co termín „pronajímatelná plocha” používaný dle shora zmíněné měřicí metodiky.
2.3Nájemce je oprávněn do 31. srpna 2017 písemně oznámit Pronajímateli, že využívá práva na výměnu Předmětu nájmu (dále jen „Právo na expanzi”) ve vztahu ke kancelářským prostorům umístěným ve 4. patře Budovy o čisté pronajímatelné ploše 1 370,02 m2, které budou ve výhradním užívání Nájemce (net rentable area 1 - exclusive), jak jsou vyznačeny zelenou barvou v Plánu podlaží (dále jen „Kancelářské prostory 2”), kdy výměra čisté pronajímatelné plochy je pro účely výpočtu Nájemného a ostatních poplatků navýšena o podíl Nájemce na společných prostorech v Budově (dále jen „Společné prostory 2”) ve výši 138,98 m2, celkem tedy pronajímatelná plocha Kancelářských prostor 2 činí 1 509 m2. V případě, že Nájemce využije Právo na expanzi, je povinen vystěhovat veškeré své movité vybavení z Kancelářských prostor 1 nejpozději do 1. března 2018 a předat je Pronajímateli ve stavu, v jakém se nacházejí. O předání Kancelářských prostor 1 bude Smluvními stranami sepsán písemný předávací protokol.
3.Účel nájmu
3.1Pronajímatel přenechává Nájemci Kancelářské prostory k účelu užívání výhradně jako kancelářské prostory (dále jen „Účel nájmu”). Nájemce se zavazuje Předmět nájmu v rámci výše uvedeného účelu užívání užívat pouze k činnostem, které jsou zapsány jako předmět podnikání Nájemce ve výpise z obchodního rejstříku, jež tvoří přílohu 1 této Smlouvy.
3.2Nájemce není oprávněn v Předmětu nájmu: (i) nakládat se zbožím nebo prodávat zboží, nebo (ii) pořádat výstavy, trhy, přehlídky a podobné akce, s výjimkou příležitostných akcí pro Nájemcovi klienty, dodavatele a/nebo jiné třetí osoby v rozsahu obvyklém a přípustném pro kancelářské prostory, ani (iii) jinak užívat Předmět nájmu způsobem nebo v rozsahu větším, než je obvyklé a přípustné pro kancelářské prostory.
3.3Rozšíření předmětu podnikání Nájemce provozovaného v Předmětu nájmu bez ohledu na to, zda se jednotlivě zapisuje nebo nezapisuje do obchodního rejstříku, či o jakoukoliv činnost, bez ohledu na to, zda bude či nebude uvedena v jakémkoliv rejstříku, podléhá předchozímu písemnému souhlasu Pronajímatele. Výjimkou je rozšíření předmětu podnikání o jakýkoliv obor, který náleží do živnosti volné dle Živnostenského zákona, kde postačí písemné oznámení zaslané Pronajímateli bezodkladně po získání nového oboru živnosti volné.

3.4K jiným účelům než stanoveným výše v odstavci 3.1 není Nájemce oprávněn Předmět nájmu užívat.
3.5Nájemce je oprávněn na adrese Předmětu nájmu umístit své sídlo. Pronajímatel poskytne Nájemci na jeho žádost písemný souhlas s umístěním sídla Nájemce v Předmětu nájmu za účelem zápisu sídla Nájemce do obchodního rejstříku. Nájemce je povinen změnit své sídlo do 60 dnů po ukončení této Smlouvy a ve stejné lhůtě zajistit změnu adresy všech dalších společností, pro které Nájemce získal souhlas s umístěním sídla v Budově od Pronajímatele, a prokázat takové změny Pronajímateli s tím, že nová adresa sídla Nájemce a/nebo dalších společností se musí lišit od adresy Předmětu nájmu. Pokud Nájemce nesplní svou povinnost uvedenou v tomto odstavci, je Nájemce povinen zaplatit Pronajímateli smluvní pokutu ve výši 100 EUR za každý započatý den prodlení se splněním této své povinnosti.
4.Dokončovací práce
4.1Pokud se Smluvní strany nedohodnou jinak, převezme Nájemce od Pronajímatele Předmět nájmu v den a hodinu stanovenou Pronajímatelem (dále jen „Den předání”), nejpozději však dne 26. ledna 2017, a to za předpokladu, že Nájemce k tomuto dni uhradil Pronajímateli Jistotu (jak je tato definována v odstavci 11.1 níže). V případě, že Nájemce neuhradí Pronajímateli Jistotu v souladu s předchozí větou, posunuje se bez dalšího odpovídajícím způsobem nejzazší Den předání. K převzetí Předmětu nájmu vyzve Pronajímatel Nájemce prostřednictvím písemné výzvy doručené alespoň 5 dní předem. Nájemce si Předmět nájmu řádně prohlédl a přebírá jej ve stávajícím stavu spolu s Pracemi Pronajímatele (jak jsou definovány níže), jež budou zajištěny Pronajímatelem. Pokud se Nájemce nedostaví k předání Předmětu nájmu a nepřevezme Předmět nájmu v Den předání, bude Předmět nájmu považovaný za řádně předaný Nájemci Pronajímatelem v den následujícím po Dni předání.
4.2Nájemce má v úmyslu provést určité úpravy a práce v Kancelářských prostorech 1, a to dle plánu prostor a specifikace prací, jež tvoří přílohu 9 této Smlouvy (dále jen „Dokončovací práce Nájemce”). Dokončovací práce Nájemce provede Nájemce výlučně na své náklady a na svoji odpovědnost, pravidla v článcích 14.8 až 14.11 se uplatní přiměřeně.
4.3Nájemce je povinen odškodnit Pronajímatele či jeho zákazníky, za jakékoli škody způsobené Nájemcem a/nebo jeho dodavateli v průběhu realizace nebo v souvislosti s realizací Dokončovacích prací Nájemce a je povinen nahradit těmto osobám v případě, že jim způsobí škodu, ztráty nebo zranění, příslušnou škodu.
4.4Pronajímatel se zavazuje, že do Dne předání provede na své náklady pro Nájemce v Kancelářských prostorech 1 úpravy a práce spočívající v položení koberce a vymalování Kancelářských prostor 1 (dále jen „Dokončovací práce Pronajímatele”).
4.5V případě, že Nájemce nevyužije Právo na expanzi a setrvá v pronajatých Kancelářských prostorech 1, zavazuje se Pronajímatel poskytnout Nájemci částku ve výši maximálně 120 EUR/1 m2 výměry Kancelářských prostor 1 + DPH jako příspěvek na další Vnitřní nebo Stavební úpravy v Kancelářských prostorách 1 (nikoliv však na movité věci) (dále jen „Příspěvek Pronajímatele 1”). Pro vyloučení pochybností Smluvní strany prohlašují, že pokud by skutečné náklady Vnitřní nebo Stavební úpravy v Kancelářských prostorách 1 byly v přepočtu na 1m2 Kancelářských prostor 1 ve výši 120 EUR nebo vyšší, poskytne Pronajímatel Nájemci příspěvek ve výši 120 EUR/1 m2. Pokud by skutečné náklady Vnitřní nebo Stavební úpravy v Kancelářských prostorách 1 byly v přepočtu na 1 m2 Kancelářských prostor 1 nižší než 120 EUR, poskytne Pronajímatel Nájemci příspěvek ve výši těchto skutečných nákladů.
4.6V případě, že Nájemce využije Právo na expanzi, Pronajímatel se zavazuje poskytnout Nájemci částku ve výši maximálně 120 EUR/1 m2 výměry Kancelářských prostor 2 + DPH jako příspěvek na Vnitřní nebo Stavební úpravy v Kancelářských prostorách 2 (nikoliv však na movité věci) (dále jen „Příspěvek Pronajímatele 2”). Pro vyloučení pochybností Smluvní strany prohlašují, že pokud by skutečné náklady na Vnitřní nebo Stavební úpravy v Kancelářských prostorách 2 byly v přepočtu na 1m2 Kancelářských prostor 2 ve výši 120 EUR nebo vyšší, poskytne Pronajímatel Nájemci příspěvek ve výši 120 EUR/1 m2. Pokud by skutečné náklady Vnitřní nebo Stavební úpravy v Kancelářských prostorách 2 byly v přepočtu na 1m2 Kancelářských prostor 2 nižší než 120 EUR, poskytne Pronajímatel Nájemci příspěvek ve výši těchto skutečných nákladů.
4.7Příspěvek Pronajímatele 1 a Příspěvek Pronajímatele 2 (dle případu) budou uhrazeny následujícím způsobem (dle volby Nájemce):
(a)poté, co Nájemce zajistí dokončení příslušných Vnitřních nebo Stavebních úprav, doručí Pronajímateli projektovou dokumentaci skutečného provedení úprav v souladu s touto Smlouvou, zajistí veřejnoprávní oprávnění k užívání úprav (je-li relevantní) a předloží Pronajímateli finální fakturu dodavatele prací, bude Nájemce oprávněn vystavit daňový doklad (fakturu), prostřednictvím něhož vyúčtuje Příspěvek Pronajímatele 1 nebo Příspěvek Pronajímatele 2 (dle případu). Splatnost daňového dokladu (faktury) bude 30 dní po jejím doručení Pronajímateli; nebo
(b)Nájemce vyzve Pronajímatele, aby Vnitřní nebo Stavební úpravy prostor provedl sám s náklady maximálně 120 EUR/1 m2 z výměry Kancelářských prostor 1 nebo Kancelářských prostor 2 (dle případu), a to dle plánu prostor a specifikací materiálů dodaných Nájemcem nejpozději 5 měsíců před prvním dnem Nájemní doby 2; tímto způsobem je z příspěvků Pronajímatele hrazeno vše související se stavbou včetně veřejnoprávních povolení a stavebního dozoru; kabelové rozvody, IT zařízení a bezpečnostní prvky na dveřích jsou sice také součástí prací zajišťovaných a hrazených Pronajímatelem, nicméně specifikace těchto prací/věcí po dohodě s dodavatelem stavby vybere sám Nájemce, který bude za jejich včasné a řádné provedení a užívání sám odpovídat.
4.8V případě, že skutečně vynaložené náklady na Vnitřní nebo Stavební úpravy podle článku 4.7(b) (které Pronajímatel bude provádět odborně a za tržně obvyklé ceny) budou vyšší než výše příspěvků podle článků 4.5 nebo 4.6 výše (dle případu), zavazuje se Nájemce uhradit Pronajímateli příslušný rozdíl formou dodatečného nájemného, a to jako jednorázovou platbu nejpozději do 30 dnů ode dne doručení daňového dokladu/faktury. Příslušný daňový doklad/faktura bude vystavený Pronajímatelem nejdříve ke Dni předání.

4.9Nájemce bude oprávněn nahlížet do dokumentace týkající se výběru dodavatele pro provedení Vnitřních nebo Stavebních úprav podle článku 4.7(b). Smluvní strany se dohodly, že Pronajímatel je povinen pozvat k účasti na výběrovém řízení na provedení Vnitřních nebo Stavebních úprav podle článku 4.7(b) alespoň 4 dodavatele (nepodléhající společné kontrole) a bez odkladu po uplynutí lhůty pro podání nabídek do výběrového řízení seznámit Nájemce s podanými nabídkami. V takovém případě provede volbu dodavatele Pronajímatel.
4.10Pokud se bude jednat o případ dle odstavce 4.8 (skutečně vynaložené náklady na Vnitřní nebo Stavební úpravy podle článku 4.7(b) (které Pronajímatel bude provádět odborně a za tržně obvyklé ceny) budou vyšší než výše příspěvků podle odstavců 4.5 nebo 4.6 výše), je Nájemce oprávněn do 5 dnů od seznámení se se všemi nabídkami určit dodavatele, který Vnitřní nebo Stavební úpravy podle článku 4.7(b) provede. Pokud tak Nájemce v uvedené lhůtě neučiní, bude Pronajímatel povinen vybrat k provedení Vnitřních nebo Stavebních úprav podle článku 4.7(b) toho dodavatele, který nabídl nejnižší cenu. V takovém případě bude nejnižší cena považována za tržně obvyklou a Nájemce nebude oprávněn cenu daných úprav rozporovat. Takto nabídnutá cena bude považována za maximální cenu skutečně vynaložených nákladů, ledaže Nájemce písemně odsouhlasí následné zvýšení takových nákladů.
5.Začátek a konec nájemního vztahu
5.1Nájemní vztah podle této Smlouvy počíná dne 1. února 2017 (dále jen „Den počátku nájmu”) a skončí dne 31. července 2022 (dále jen „Nájemní doba 1”), ledaže Nájemce využije Právo na expanzi.
5.2V případě, že Nájemce využije Právo na expanzi, skončí ke dni 28. února 2018 nájemní vztah ve vztahu ke Kancelářským prostorům 1 a zároveň ke dni 1. března 2018 započne nájemní vztah ve vztahu ke Kancelářským prostorům 2, který skončí dne 31. července 2022 (dále jen „Nájemní doba 2”). V první den Nájemní doby 2 budou zároveň Kancelářské prostory 2 považovány za Předmět nájmu podle této Smlouvy a Nájemní doba 2 nahradí Nájemní dobu 1.
5.3Nájemce je oprávněn se v období od 1. května 2018 do 31. prosince 2018 písemně dotázat Pronajímatele, zda budou v Budově od 1. prosince 2019 do 1. dubna 2020 připraveny k pronájmu až do 31. července 2022 kancelářské prostory o výměře 1 000 m2 až 1 400 m2 s charakteristikou net rentable area 1 - exclusive (dále jen „Dodatečné prostory”). Pronajímatel Nájemci písemně odpoví do 2 měsíců od doručení Nájemcovy žádosti.
5.4Pokud Pronajímatel odpoví, že Dodatečné prostory k dispozici budou, uzavřou Smluvní strany do 2 měsíců od doručení odpovědi Pronajímatele dodatek k této Smlouvě, prostřednictvím něhož s účinností k dohodnutému dni v období od 1. prosince 2019 do 1. dubna 2020 rozšíří stávající Předmět nájmu o Dodatečné prostory, a to za podmínek aktuálních pro Předmět nájmu v té době. Pokud Pronajímatel odpoví, že Dodatečné prostory k dispozici nebudou nebo neodpoví vůbec, je Nájemce povinen se do 1 měsíce od doručení této odpovědi (nebo do 1 měsíce od uplynutí lhůty k odpovědi) vyjádřit, zda uplatňuje právo na předčasné ukončení nájmu podle článku 5.5.

5.5Nájemce je oprávněn předčasně ukončit nájem Kancelářských prostor 1 nebo Kancelářských prostor 2 (dle případu) dle této Smlouvy ke dni 31. ledna 2020 (dále jen „Den předčasného ukončení”) za předpokladu, že (i) Nájemce bude postupovat v souladu s články 5.3 a 5.4 a doručí Pronajímateli písemné oznámení o předčasném ukončení nájmu ve sjednané lhůtě a (ii) Pronajímateli současně s doručením oznámení o předčasném ukončení nájmu podle článku 5.4 uhradí částku odpovídající 2/5 Příspěvku Pronajímatele 1 nebo Příspěvku Pronajímatele 2 (dle případu) dle článku 4.6 výše a 2/5 celkových slev na Nájemném dle článku 8.6 a 8.7 Smlouvy. V případě předčasného ukončení nájmu dle tohoto článku je Nájemce povinen Předmět nájmu vyklidit a odstranit veškeré vnitřní úpravy (včetně těch provedených na základě této Smlouvy před Dnem počátku nájmu) tak, aby byl Předmět nájmu vrácen v základním stavu dle Technické specifikace Budovy (jak je definována níže). Pro vyloučení pochybností, nebude-li Nájemce postupovat v souladu s články 5.3 a 5.4 výše, zejména pokud se včas nedotáže na existenci volných pronajímatelných prostor nebo se včas nevyjádří, zda předčasné ukončení uplatňuje, pak jeho právo na předčasné ukončení nájmu podle tohoto článku zaniká.
6.Předání Předmětu nájmu
6.1.Předání Kancelářských prostor 1 Nájemci se uskuteční v Den předání (jak je definován v odstavci 4.1 výše). Předmět nájmu se Pronajímatel zavazuje Nájemci předat ve stavu specifikovaném v plánu prostor, jenž tvoří přílohu 10 této Smlouvy a dále s Dokončovacími pracemi Pronajímatele. Smluvní strany prohlašují, že před Dnem předání si Nájemce veškeré IT prvky (včetně kabelových rozvodu a serverovny) zkontroloval, a Pronajímatel tedy za jejich funkčnost nemá odpovědnost. V Den předání předá Pronajímatel Nájemci a Nájemce převezme od Pronajímatele Předmět nájmu za účelem užívání stanoveným v této Smlouvě. O předání Předmětu nájmu bude Smluvními stranami sepsán písemný předávací protokol podle vzoru, který tvoří přílohu 4 této Smlouvy (dále jen „Předávací protokol”).
6.2.Kancelářské prostory 2 (pokud je využito Právo na expanzi) se Pronajímatel zavazuje Nájemci předat ve stavu specifikovaném v Technické specifikaci Budovy, která je přílohou 3 této Smlouvy (dále jen „Technická specifikace Budovy”) následujícím způsobem:
(a)v případě dle odstavce 4.7(a), ve stavu dle Technické specifikace Budovy, a to nejpozději 2 měsíce před Dnem zahájení nájmu 2; nebo
(b)v případě dle odstavce 4.7(b), ve stavu dle Technické specifikace Budovy a dále s Vnitřními a Stavebními úpravami Kancelářských prostor 2 popsanými v daném ustanovení, a to nejpozději 7 dní před Dnem zahájení nájmu 2
(dny předání dle písm. (a) a (b) výše dále jen „Den předání Kancelářských prostor 2”).
O předání Předmětu nájmu bude Smluvními stranami sepsán písemný předávací protokol podle vzoru, který tvoří přílohu 4 této Smlouvy.

6.3.Jakékoli vady Předmětu nájmu, které podstatně nebrání v užívání Předmětu nájmu a/nebo které mohou být odstraněny, aniž by bránily v užívání Předmětu nájmu, neopravňují Nájemce k tomu, aby předání Předmětu nájmu odmítl v Den předání.
6.4    Pokud není v Předávacím protokolu uvedeno jinak, platí, že Nájemce převzal Předmět nájmu ve stavu odpovídajícím této Smlouvě. Pronajímatel se zavazuje, že vynaloží veškeré nezbytné úsilí, aby byly všechny vady uvedené v Předávacím protokolu odstraněny bezodkladně s přihlédnutím k charakteru vady a možnostem dodavatelů stavebních prací. Pokud by k odstranění nedošlo ani do 5 pracovních dnů ode Dne počátku nájmu a pokud by tyto vady současně omezovaly či bránily v užívání Předmětu nájmu či jeho části, má Nájemce právo na přiměřenou slevu z Nájemného. Pokud se Nájemce nezúčastní předání Předmětu nájmu a/nebo nepodepíše Předávací protokol, považuje se předání Předmětu nájmu za uskutečněné v Den předání, který uvedl Pronajímatel v Předávacím protokolu jím vyhotoveném a podepsaném v nepřítomnosti Nájemce.
7.Výpůjčka Předmětu nájmu přede Dnem počátku nájmu
7.1.Smluvní strany tímto sjednávají, že ode Dne předání do dne předcházejícího Dni počátku nájmu (dále jen „Doba výpůjčky”) Pronajímatel bezplatně přenechá Nájemci Předmět nájmu za účelem provedení Dokončovacích prací Nájemce dle podmínek uvedených v článku 4 Smlouvy a za účelem nastěhování movitých věcí a jiného vybavení kanceláří. Doba výpůjčky bude dále zahrnovat i období ode Dne předání Kancelářských prostor 2 do dne předcházejícího Dni počátku nájmu 2, kdy bude Nájemce oprávněn Kancelářské prostory 2 používat buď (i) v případě aplikace odstavce 4.7(a), provedení příslušných Vnitřních nebo Stavebních úprav a k nastěhování movitého vybavení Nájemce, nebo (ii) v případě aplikace odstavce 4.7(b), pouze k nastěhování movitého vybavení Nájemce.
7.2.K jiným účelům než stanoveným výše v odstavci 7.1 není Nájemce oprávněn Předmět nájmu během Doby výpůjčky užívat.
7.3.Během Doby výpůjčky bude Nájemce užívat přístup do Kancelářských prostor 1 za účelem stanoveným v odstavci 7.1 této Smlouvy dle instrukcí správce Budovy.
7.4.Během Doby výpůjčky bude Nájemce Pronajímateli hradit pouze Přímé provozní náklady podle článku 9 této Smlouvy.
7.5.Nájemce se zavazuje, že při užívání Předmětu nájmu během Doby výpůjčky bude dodržovat veškeré právní předpisy, zejména právní předpisy týkající se požární ochrany a bezpečnosti a ochrany zdraví při práci.
7.6.Nájemce není oprávněn zcela ani zčásti přenechat Předmět nájmu během Doby výpůjčky k užívání třetím osobám (s výjimkou dodavatelů Nájemce).
7.7.Pronajímatel a/nebo jím pověřená osoba jsou oprávněni kdykoliv během Doby výpůjčky vstoupit do Předmětu nájmu, a to zejména za účelem ověření dodržování

povinností Nájemce podle tohoto článku a za účelem provádění oprav, údržby a kontroly Předmětu nájmu. Nájemce je povinen tento přístup umožnit.
7.8.Pronajímatel je oprávněn požadovat od Nájemce úhradu smluvní pokuty ve výši 500 EUR a Nájemce je povinen Pronajímateli tuto smluvní pokutu uhradit v každém jednotlivém případě, kdy Nájemce poruší některou ze svých smluvních povinností uvedených v odstavci 7.1, 7.2, 7.6 a/nebo v první větě odst. 7.9 této Smlouvy.
7.9.V případě, že Nájemce a/nebo Osoby Nájemce způsobí v a/nebo na Nemovitostech a/nebo na jejich částech nebo příslušenství během Doby výpůjčky škodu, bude Nájemce povinen takovou škodu na své náklady odstranit bez zbytečného odkladu. V případě, že tak Nájemce neučiní, Pronajímatel bude oprávněn, nikoliv však povinen, provést opravy na náklady Nájemce, pokud Nájemce ani na základě předchozí písemné výzvy (podmínka předchozí písemné výzvy Pronajímatele neplatí v případě bezprostředního nebezpečí) nezačne potřebné opravy provádět do 3 dnů od obdržení uvedené předchozí písemné výzvy Pronajímatele. V takovém případě musí Nájemce výdaje vynaložené na tyto práce uhradit ihned, nejpozději však do 10 dnů po obdržení příslušné faktury.
7.10.Během Doby výpůjčky se následující ustanovení této Smlouvy upravující práva a povinnosti Smluvních stran během Nájemní doby použijí přiměřeně: články 4, 6, 9, 10 (s výjimkou článku 10.8), 11, 12, 13, 14, 15.8, 17, 18 a 19 a dále případně i další ustanovení této Smlouvy, která svoji povahou umožní jejich aplikace přede Dnem zahájení nájmu.
8.Nájemné a slevy z Nájemného
8.1Měsíční nájemné za Předmět nájmu činí ode Dne počátku nájmu do 28. února 2018 (přičemž Smluvní strany souhlasí, že pouze pro výpočet tohoto nájemného bude skutečná plocha Kancelářských prostor 1 a Společných prostor 1 redukována, jak je uvedeno níže):
•za 1 m2 redukované pronajímatelné plochy Kancelářských prostor 1: 13,80 EUR x 600,76 m2, celkem 8 290,49 EUR
•za 1 m2 redukovaného podílu Nájemce na Společných prostorech 1: 13,80 EUR x 60,94 m2, celkem 840,97 EUR
měsíčně celkem 9 131,46 EUR
8.2Měsíční nájemné za Předmět nájmu činí od 1. března 2018 do konce Nájemní doby 1 (pokud nebylo uplatněno Právo na expanzi):
•za 1 m2 pronajímatelné plochy Kancelářských prostor 1: 13,80 EUR x 794,48 m2, celkem 10 963,82 EUR
•za 1 m2 podílu Nájemce na Společných prostorech 1: 13,80 EUR x 80,59 m2, celkem 1 112,14 EUR

měsíčně celkem 12 075,97 EUR
8.3Měsíční nájemné za Předmět nájmu činí od 1. března 2018 do konce Nájemní doby 2 (pokud bylo uplatněno Právo na expanzi):
•za 1 m2 pronajímatelné plochy Kancelářských prostor 2: 13,80 EUR x 1 370,02 m2, celkem 18 906,28 EUR
•za 1 m2 podílu Nájemce na Společných prostorech 2: 13,80 EUR x 138,98 m2, celkem 1 917,92 EUR
měsíčně celkem 20 824,20 EUR
(nájemné podle článků 8.1, 8.2 a 8.3 společně dále jen „Nájemné”).
8.4Nájemné podléhá DPH a ostatním poplatkům v souladu s odstavcem 10.4 níže.
8.5Smluvní strany se dohodly, že Nájemné se průběžně indexuje (zvyšuje) vždy k 1. lednu každého roku počínaje 1. lednem 2018 podle indexační doložky stanovené v příloze 5 této Smlouvy.
8.6Smluvní strany se dohodly na 50% slevě z měsíčního aktuálního Nájemného na období měsíců února a března 2017. Pro vyloučení pochybností Smluvní strany potvrzují, že sleva z Nájemného dle tohoto odstavce: (i) nebude mít vliv na výši Jistoty (jak je definována níže), a (ii) nebude mít vliv na právo Pronajímatele na platbu indexace v plné výši.
8.7Smluvní strany se dále dohodly (bez odhledu na to, zda Nájemce uplatnil Právo na expanzi) na 50% slevě z měsíčního aktuálního Nájemného vždy na období měsíců ledna a února od roku 2019 až do roku 2022 (včetně). Pro vyloučení pochybností Smluvní strany potvrzují, že sleva z Nájemného dle tohoto odstavce: (i) nebude mít vliv na výši Jistoty (jak je definována níže), a (ii) nebude mít vliv na právo Pronajímatele na platbu indexace v plné výši.
8.8Nájemce má nárok na (i) slevu podle odstavce 8.6 a (v případě, že se uplatní) na slevu dle článku 8.7 této Smlouvy, a (ii) Příspěvek Pronajímatele 1 nebo Příspěvek Pronajímatele 2 (dle toho, který se uplatní) pouze za předpokladu, že budou splněny následující podmínky:
(a)Nájemce bude mít Předmět nájmu v nájmu nejméně po dobu Nájemní doby 1 dle odstavce 5.1 nebo Nájemní doby 2 dle odstavce 5.2 výše, kromě případu, kdy Nájemce oprávněně platně vypoví tuto Smlouvu z výpovědních důvodů stanovených touto Smlouvou, které jsou na straně Pronajímatele; a

(b)Nájemce splní podmínky stanovené touto Smlouvou ohledně technického zhodnocení Předmětu nájmu (tj. nutnost předchozího písemného souhlasu Pronajímatele s jeho provedením a úhrady nákladů na jeho provedení Nájemcem).
8.9Smluvní strany se dohodly, že jestliže podmínka a/nebo podmínky dle odstavce 8.8 této Smlouvy nebudou splněny, Nájemci zaniká nárok na (i) slevu z Nájemného dle odstavce 8.6 a 8.7 této Smlouvy a (ii) Příspěvek Pronajímatele 1 nebo Příspěvek Pronajímatele 2 (dle toho, který se uplatní). Nájemce je v takovém případě povinen Pronajímateli zaplatit kompenzaci ve výši odpovídající (i) rozdílu mezi plným Nájemným (bez uplatnění slev dle odstavce 8.6 a případně i dle odstavce 8.7 této Smlouvy) a Nájemným po uplatnění slev dle odstavce 8.6 a případně i odstavce 8.7 této Smlouvy, přičemž tato částka bude navýšena s ohledem na dobu, ve které bude vrácena, o indexaci podle odstavce 8.5 této Smlouvy platnou v době, kdy k porušení podmínky a/nebo podmínek dle odstavce 8.8 této Smlouvy došlo, a (ii) celkové výši Příspěvku Pronajímatele 1 nebo Příspěvku Pronajímatele 2 (dle toho, který se uplatní), a to na bankovní účet Pronajímatele určený touto Smlouvou pro pravidelné platby Nájemného, nejpozději do 1 měsíce od okamžiku, kdy k takovému porušení podmínky dle odstavce 8.8 této Smlouvy došlo.
8.10Pro daňové účely se plnění ve formě nájmu podle této Smlouvy poskytují jako dílčí plnění, jež jsou samostatnými zdanitelnými plněními. Dílčí plnění znamená zdanitelné plnění, k němuž dochází každý kalendářní měsíc, s tím, že se za den zdanitelného plnění považuje 1. den příslušného kalendářního měsíce, s výjimkou prvního plnění, kdy se za den zdanitelného plnění považuje Den počátku nájmu.
9.Provozní náklady
9.1Náklady na dodávky médií a služeb, které na základě samostatného měření přímo připadají na Předmět nájmu, hradí Nájemce Pronajímateli ode Dne předání v plné výši včetně případných souvisejících poplatků (dále jen „Přímé provozní náklady”). Přímé provozní náklady bude Pronajímatel účtovat Nájemci ve výši účtované ze strany příslušných dodavatelů bez jakýchkoliv dodatečných poplatků. Nájemce je povinen platit Přímé provozní náklady Pronajímateli do 14 dnů ode dne vystavení faktury Pronajímatele na bankovní účet uvedený na příslušné faktuře. Pronajímatel může instalovat měřidla spotřeb médií/služeb, která spotřebovává výlučně Nájemce.
9.2Nájemce je počínaje Dnem počátku nájmu povinen, vedle Přímých provozních nákladů, hradit Pronajímateli poměrnou část nákladů na provoz, údržbu a opravy Nemovitostí a Nemovitostem sloužící infrastruktury, jak jsou tyto uvedeny v příloze 6 této Smlouvy (dále jen „Provozní náklady”), s tím, že poměrný podíl bude určený: ve vztahu ke Kancelářským prostorám 1, popř. Kancelářským prostorám 2, jako poměr výměry pronajímatelné plochy Kancelářských prostor 1, popř. Kancelářských prostor 2, a celkové výměry pronajímatelné plochy všech kancelářských prostor v Budově.
9.3Pronajímatel vyvine přiměřené úsilí, aby zajistil, že Provozní náklady budou odpovídat běžným provozním nákladům dosažitelným v tržních podmínkách, a to s ohledem na jejich četnost, kvalitu a rozsah a s ohledem na standard Budovy.

9.4Nájemce je povinen společně s Nájemným hradit měsíční poplatek za podíl na Provozních nákladech, ve výši přiměřeně odhadnuté Pronajímatelem, a to v souladu s odstavcem 10.1 níže. Tato částka bude také zohledňovat příslušnou DPH.
9.5Poplatek bude ode Dne počátku nájmu do 28. února 2018 vypočítán následovně (přičemž Smluvní strany souhlasí, že pro výpočet tohoto poplatku bude skutečná plocha Kancelářských prostor 1 a Společných prostor 1 redukována, jak je uvedeno níže):
•za 1 m2 pronajímatelné plochy Kancelářských prostor 1: 95 Kč x 600,76 m2, celkem 57 072,20 Kč
•za 1 m2 podílu Nájemce na Společných prostorech 1: 95 Kč x 60,94 m2, celkem 5 789,30 Kč
měsíčně celkem 62 861,50 Kč
9.6Poplatek bude od 1. března 2018 do konce Nájemní doby 1 (pokud nebylo uplatněno Právo na expanzi) vypočítán následovně:
•za 1 m2 pronajímatelné plochy Kancelářských prostor 1: 95 Kč x 794,48 m2, celkem 75 475,60 Kč
•za 1 m2 podílu Nájemce na Společných prostorech 1: 95 Kč x 80,59 m2, celkem 7 656,05 Kč
měsíčně celkem 83 131,65 Kč
9.7Poplatek bude od 1. března 2018 do konce Nájemní doby 2 (pokud bylo uplatněno Právo na expanzi) vypočítán následovně:
•za 1 m2 pronajímatelné plochy Kancelářských prostor 2: 95 Kč x 1 370,02 m2, celkem 130 151,90 Kč
•za 1 m2 podílu Nájemce na Společných prostorech 2: 95 Kč x 138,98 m2, celkem 13 203,10 Kč
měsíčně celkem 143 355 Kč
(poplatky podle článků 9.5, 9.6 a 9.7 výše společně dále jen „Poplatek”).
9.8Pronajímatel je oprávněn na základě změny spotřeby a/nebo cen během kalendářního roku upravit výši Poplatku na základě písemného oznámení doručeného Nájemci. Takto upravený Poplatek je splatný od měsíce následujícího po měsíci, ve kterém bylo písemné oznámení doručeno Nájemci.

9.9Pronajímatel nejpozději do 6 měsíců po uplynutí každého kalendářního roku vyúčtuje Nájemci Provozní náklady za uplynulý kalendářní rok a vystaví o tom daňový doklad, na základě kterého vrátí přeplatek, případně doúčtuje nedoplatek vzniklý v důsledku rozdílu mezi skutečným podílem Provozních nákladů připadajících na Předmět nájmu za uplynulý kalendářní rok a nájemcem zaplacenými Poplatky; datem uskutečnění zdanitelného plnění je datum provedení vyúčtování. Pronajímatel je povinen evidovat všechny účetní doklady týkající se Provozních nákladů průkazným způsobem. Nájemce má právo jednou ročně nahlédnout na své náklady do dokladů týkajících se Provozních nákladů zaplacených za předchozí kalendářní rok, pokud Pronajímateli nejpozději 10 pracovních dnů předem doručí písemnou žádost. Bez ohledu na výše uvedené v případě, že bude tato Smlouva ukončena, připraví Pronajímatel v přiměřené době, nejdéle však do 90 dnů od ukončení této Smlouvy, vyúčtování Poplatků, a to ke dni ukončení této Smlouvy, na základě Provozních nákladů určených podle dostupných faktur a přiměřeného odhadu Pronajímatele.
9.10Pronajímatel neodpovídá za jakékoli přerušení dodávek služeb (tj. plyn, elektřina, voda apod.) poskytovaných v souvislosti s užíváním Předmětu nájmu, které nevzniklo z důvodu porušení povinností Pronajímatele dle této Smlouvy nebo dle zákona, zavazuje se však bezodkladně vyvinout veškeré úsilí, které po něm lze spravedlivě požadovat, aby dodávky těchto služeb byly poskytovány v souladu s touto Smlouvou a přerušení dodávek bylo co nejdříve odstraněno. Pokud by došlo k odstávce dodávek služeb na straně dodavatelů, poskytne Pronajímatel Nájemci rozumně požadovanou součinnost ke vznesení případných nároků z titulu odpovědnosti za škodu vůči těmto dodavatelům.
9.11Nájemce je povinen hradit veškeré náklady na služby, které si sám objedná v souvislosti s užíváním Předmětu nájmu. Nájemce bude tyto náklady hradit přímo příslušným dodavatelům takových služeb.
9.12Pro daňové účely se plnění ve formě služeb poskytovaných v souvislosti s nájmem podle této Smlouvy poskytují jako dílčí plnění, jež jsou samostatnými zdanitelnými plněními. Dílčí plnění znamená zdanitelné plnění, k němuž dochází každý kalendářní měsíc, s tím, že se za den zdanitelného plnění považuje 1. den příslušného kalendářního měsíce, s výjimkou prvního plnění, kdy se za den zdanitelného plnění považuje Den počátku nájmu.
10.Platby
10.1S výjimkou Přímých provozních nákladů je Nájemce povinen hradit Nájemné a jakékoliv další platby dle článku 9 výše vždy předem, a to nejpozději do 15. dne každého kalendářního měsíce, za který je placeno, nebo do 15. dne ode Dne počátku nájmu v případě platby za 1. měsíc Nájemní doby, na následující bankovní účty Pronajímatele vedené u UniCredit Bank Czech Republic and Slovakia, a. s., pokud Pronajímatel Nájemci písemně nesdělí jiný účet:
•Nájemné včetně DPH a případných dalších zákonem stanovených daní a poplatků na bankovní účet vedený v EUR, číslo bankovního účtu 1002561770/2700; IBAN: CZ46 2700 0000 0010 0256 1770

•Poplatky (včetně dorovnání dle článku 9.9 výše) včetně DPH a případných dalších zákonem stanovených daní a poplatků na bankovní účet vedený v CZK číslo bankovního účtu 805798021/2700; IBAN: CZ42 2700 0000 0008 0579 8021.
10.2Nájemce je povinen hradit veškeré platby dle této Smlouvy bankovním převodem s tím, že bankovní poplatky spojené s bankovními převody hradí Nájemce.
10.3Pronajímatel je povinen zasílat Nájemci faktury/daňové doklady na Nájemné a Poplatky vždy před datem splatnosti příslušné platby, a to elektronicky na e-mailovou adresu Nájemce: invoice@semrush.com. Pronajímatel je povinen zaslat Nájemci faktury/daňové doklady na Nájemné za 1. měsíc Nájemní doby a na Poplatek za 1. měsíc Nájemní doby bez zbytečného odkladu po Dni počátku nájmu. Případné prodlení Pronajímatele se zasláním faktury/daňového dokladu nemá vliv na povinnost Nájemce platit Nájemné a Poplatky v den jejich splatnosti podle této Smlouvy nebo před takovým dnem splatnosti podle této Smlouvy. Smluvní strany se však v této souvislosti dohodly, že pokud nebudou Nájemci faktury opakovaně řádně poskytovány, bude Nájemce oprávněn písemně vyzvat Pronajímatele, aby mu faktury/daňové doklady prokazatelně doručoval, a to buď doporučenou poštou, nebo osobním předáním oproti podpisu, a Pronajímatel bude povinen takové výzvě vyhovět.
10.4Nájemné jakož i částky uvedené v článku 9 nezahrnují zákonné daně nebo související poplatky a jsou uvedeny bez DPH. Smluvní strany se dohodly, že k Nájemnému bude přidána DPH. V případě, že právní předpisy v budoucnu stanoví další daně a/nebo poplatky týkající se Nájemného nebo jakékoli platby dle článku 9 výše, tyto daně a/nebo poplatky k nim budou přidány.
10.5Pokud bude kterákoliv Smluvní strana v prodlení s jakoukoliv platbou dle této Smlouvy, je povinna druhé Smluvní straně zaplatit smluvní pokutu ve výši 0,05 % dlužné částky za každý den prodlení. Smluvní pokuta se však neuplatní v případě případného prodlení Pronajímatele v souvislosti s vyúčtováním Provozních nákladů.
10.6Nájemce není oprávněn započítat své pohledávky za Pronajímatelem vůči jakýmkoli pohledávkám Pronajímatele za Nájemcem ani uplatňovat jakékoliv zadržovací právo vůči takovým pohledávkám.
10.7Zaplacením jakékoliv smluvní pokuty dle této Smlouvy právo dané Smluvní strany na náhradu škody nezanikne a ani nebude jakýmkoliv způsobem omezeno. Právo na náhradu škody je nezávislé na právu na platbu smluvní pokuty.
10.8Nájemce se zavazuje, že po celou Nájemní dobu bude registrovaným plátcem DPH. V případě, že Nájemce tuto svou povinnost nesplní, zavazuje se Nájemce nahradit veškeré škody a/nebo daňové ztráty a/nebo nevýhody, které v důsledku porušení této povinnosti Nájemcem vzniknou Smluvní strany se dohodly, že v případě, že Nájemce tuto svou povinnost nebude plnit v období do 31.3.2017, není Pronajímatel oprávněn z tohoto důvodu uplatňovat vůči Nájemci žádné sankce dle této Smlouvy ani tuto Smlouvu ukončit a nároky Pronajímatele z důvodu porušení této povinnosti Nájemce v tomto období jsou omezeny výlučně na nárok na

náhradu veškerých škod a/nebo daňových ztrát a/nebo nevýhod, které v důsledku porušení této povinnosti Nájemcem Pronajímateli vzniknou.
11.Bankovní záruka, Depozit
11.1Nejpozději do pěti (5) dnů ode dne uzavření této Smlouvy je Nájemce povinen poskytnout Pronajímateli buď zajišťovací vklad, nebo neodvolatelnou a nepodmíněnou bankovní záruku odpovídající v podstatných ohledech vzoru, jehož znění tvoří přílohu 7 této Smlouvy, vždy ve výši rovnající se součtu (i) Nájemného, (ii) Poplatků, a (iii) příslušné DPH, a to za období 3 měsíců, jako jistotu zajišťující splnění veškerých závazků Nájemce podle této Smlouvy nebo v souvislosti s ní (dále jen „Jistota”). Ke Dni počátku nájmu činí výše Jistoty 41 598,58 EUR. V případě, že některá ze složek Jistoty (jak jsou uvedeny výše) bude navýšena a celková výše Jistoty se vždy nově změní alespoň o 10%, bude Pronajímatel oprávněn oznámit Nájemci novou výši Jistoty, kterou Nájemce poté doplní do 14 dnů ode dne doručení takového oznámení.
11.2Na základě žádosti Pronajímatele, je Nájemce povinen během Doby nájmu doplnit Jistotu, aby zajistil, že výše Jistoty bude vždy odpovídat součtu položek uvedených v odstavci 11.1 výše. Nájemce je povinen tak učinit do 10 dnů po doručení písemné výzvy Pronajímatele. Pokud je Jistota poskytnuta ve formě bankovní záruky, pak Pronajímatel může učinit takovou výzvu pouze v případě kumulativního růstu Nájemného, Poplatků a příslušné DPH o alespoň 5 procent oproti hodnotě stávající bankovní záruky, v takovém případě je Nájemce povinen poskytnout Pronajímateli novou bankovní záruku či příslušný dodatek ke stávající bankovní záruce.
11.3Pokud Pronajímatel použije bankovní záruku a/nebo zajišťovací vklad nebo jejich část, zavazuje se Nájemce do 10 dnů po doručení písemné výzvy Pronajímatele doplnit bankovní záruku nebo zajišťovací vklad do jejich původní výše.
11.4Jestliže je Jistota poskytnuta ve formě bankovní záruky, je Nájemce povinen zajistit, že bankovní záruka zůstane platná a účinná po celou Nájemní dobu a dále alespoň šest (6) měsíců po jejím uplynutí. Nájemce je oprávněn poskytnout Pronajímateli bankovní záruku s kratší platností, nejméně však 12 měsíců s tím, že nejpozději 2 měsíce před vypršením bankovní záruky musí Nájemce poskytnout Pronajímateli dodatek ke stávající záruce, kterým bude prodloužena platnost bankovní záruky nejméně o dalších 12 měsíců. V případě že Nájemce tuto povinnost poruší, je Pronajímatel oprávněn čerpat bankovní záruku v plném rozsahu a použít ji jako zajišťovací vklad.
11.5Dojde-li k ukončení této Smlouvy, pak je Pronajímatel povinen vrátit Jistotu Nájemci do 14 dnů ode dne kdy budou splněny všechny povinnosti Nájemce dle této Smlouvy, nejpozději však ve lhůtě 6 měsíců od skončení této Smlouvy. Smluvní strany se dohodly, že pokud bude Jistota poskytnuta ve formě zajišťovacího vkladu, bude upravena o naběhlé úroky nebo bankovní poplatky vzniklé v souvislosti s bankovním účtem, na kterém je uložena. V případě že bankovní účet, na kterém je Jistota uložena, není úročen, nemá Nájemce nárok na vyplacení žádného úroku.

11.6Bankovní záruka podle odstavce 11.1 výše musí být vydána bankou, která má sídlo nebo organizační složku na území České republiky a která je oprávněna poskytovat bankovní služby na území České republiky.
11.7Nájemce má právo podle své vlastní volby podle v tomto článku výše uvedených pravidel nahradit bankovní záruku depozitem nebo obráceně (dále jen “Náhrada”). Do 10 dnů ode dne obdržení takové Náhrady vrátí Pronajímatel Nájemci zpět původní bankovní záruku nebo depozit a to na účet oznámený písemně Pronajímateli.
11.8Pronajímatel je oprávněn použít Jistotu na úhradu veškerých svých nároků vůči Nájemci podle této Smlouvy a/nebo nároků, které vznikly v souvislosti s touto Smlouvou, jakož i nároky na náhradu škody, zejména škody způsobené ztrátou na Nájemném, na Provozních nákladech a ostatních platbách dle této Smlouvy, a to až do posledně určeného konce Nájemní doby dle této Smlouvy, a/nebo nároky na náhradu rozumných a plně zdokumentovaných nákladů, včetně administrativních nákladů a nákladů na právní zastoupení, pokud Nájemce tyto platby neuhradil ve lhůtě splatnosti. Pro vyloučení pochybností Smluvní strany souhlasí, že předchozí prokázání nároku není podmínkou čerpání Zajištění.
11.9V případě, že banka, která poskytuje bankovní záruku, ztratí licenci k provozování bankovní činnosti nebo pokud bude rozhodnuto o úpadku takové banky, je Nájemce povinen nahradit stávající bankovní záruku zajišťovacím vkladem nebo novou bankovní zárukou odpovídající požadavkům uvedeným v odstavci 11.1 výše, a to ve lhůtě 14 dnů ode dne kdy nastane příslušná událost.
11.10Pokud se Nájemce rozhodne zvolit zajišťovací vklad jako formu Jistoty, pak je povinen složit příslušnou částku na bankovní účet č.ú. 2102487074/2700, vedený u UniCredit Bank Czech Republic and Slovakia, a.s., IBAN: CZ13 2700 0000 0021 0248 7074, SWIFT: BACXCZPP.
12.Předčasné ukončení nájmu
12.1Nastane-li kterýkoliv z následujících případů, bude to považováno za případ neplnění Nájemcem (dále jen „Případ neplnění Nájemcem”) podle této Smlouvy:
(a)Nájemce užívá Předmět nájmu v rozporu s Účelem nájmu stanoveným touto Smlouvou a tento stav není napraven ani do 5 dnů od doručení písemné výzvy Pronajímatele;
(b)Nájemce je více než 14 dní v prodlení s placením Nájemného, Poplatku nebo jakékoli jiné platby dle této Smlouvy a tento stav není napraven ani do 10 dnů od doručení písemné výzvy Pronajímatele;
(c)Nájemce a/nebo osoby, které Předmět nájmu užívají se souhlasem Nájemce, hrubě porušuje klid a pořádek v Budově a tento stav není napraven ani do 5 dnů od doručení písemné výzvy Pronajímatele;

(d)Nájemce přenechá Předmět nájmu nebo jeho část do podnájmu nebo převede jakákoliv práva dle této Smlouvy třetí straně bez předchozího písemného souhlasu Pronajímatele;
(e)Nájemce v rozporu s odstavcem 3.3 této Smlouvy změnil předmět podnikání nebo jiné činnosti, které v Předmětu nájmu provozuje, a tento stav není napraven ani do 5 dnů od doručení písemné výzvy Pronajímatele;
(f)Nájemce řádně a včas Pronajímateli nepředloží Jistotu nebo nedoplní Jistotu v souladu s článkem 11 této Smlouvy a tento stav není napraven ani do 5 dnů od doručení písemné výzvy Pronajímatele;
(g)Nájemce opakovaně (tj. alespoň dvakrát během uplynulých 6 měsíců) a hrubě porušuje své podstatné povinnosti stanovené v této Smlouvě a, pokud se jedná o přetrvávající stav, tento stav není napraven ani do 10 dnů od doručení písemné výzvy Pronajímatele;
(h)zahájení insolvenčního řízení vůči Nájemci nebo vydání rozhodnutí o úpadku Nájemce anebo prohlášení konkurzu na majetek Nájemce (kromě řízení, která jsou obtěžující či bezdůvodná, která jsou Nájemcem v dobré víře napadena, což Nájemce Pronajímateli přiměřeně prokáže);
(i)Nájemce skladuje v Předmětu nájmu předměty, jejichž skladování není Pronajímatelem nebo podle této Smlouvy povoleno, a tento stav není napraven ani do 5 dnů od doručení písemné výzvy Pronajímatele.
12.2V případě, že dojde k některému Případu neplnění Nájemcem, je Pronajímatel oprávněn, vedle jakýchkoli prostředků, které má k dispozici na základě českých právních předpisů:
(a)požadovat, aby Nájemce Pronajímateli zaplatil (a Nájemce bude mít povinnost zaplatit neprodleně po obdržení takové žádosti) smluvní pokutu ve výši součtu (i) Nájemného, (ii) Poplatků a (iii) příslušné DPH, to vše za období 12 měsíců; tato smluvní pokuta se bude v posledním roce Doby nájmu lineárně snižovat každý měsíc o 1/12; a/nebo
(b)vypovědět tuto Smlouvu. Pronajímatel je dále oprávněn vypovědět tuto Smlouvu také v případě, že bylo rozhodnuto o odstranění Budovy nebo o změnách Budovy, které brání užívání Předmětu nájmu za účelem uvedeným v této Smlouvě, a k odstranění ani změnám nedochází na žádost Pronajímatele.
12.3Nastane-li kterýkoliv z následujících případů, bude to považováno za případ neplnění Pronajímatelem (dále jen „Případ neplnění Pronajímatelem”) podle této Smlouvy, a Nájemce bude oprávněn vypovědět tuto Smlouvu:
(a)Předmět nájmu nemůže být užíván k účelu užívání podle této Smlouvy z důvodů na straně Pronajímatele po dobu delší než 1 měsíc a Pronajímatel nezjedná

nápravu ani přes písemné upozornění Nájemce ve lhůtě, kterou mu k tomu Nájemce stanoví, přičemž tato lhůta nebude kratší než 60 dní;
(b)Pronajímatel opakovaně (tj. alespoň dvakrát během uplynulých 6 měsíců) a hrubě porušuje své podstatné povinnosti stanovené v této Smlouvě a nezjedná nápravu ani přes písemné upozornění Nájemce ve lhůtě, kterou mu k tomu Nájemce stanoví, přičemž tato lhůta nebude kratší než 45 dní.
12.4.Tato Smlouva může být vypovězena pouze na základě písemné výpovědi, s 1-měsíční výpovědní lhůtou s tím, že výpovědní lhůta začíná běžet ode dne následujícího po dni doručení výpovědi druhé Smluvní straně. Smluvní strany se dohodly, že Smluvní strany mohou Smlouvu vypovědět nebo od ní odstoupit pouze z důvodů uvedených v této Smlouvě.
12.5.Pokud některá ze Smluvních stran tuto Smlouvu ukončí výpovědí z důvodů na straně druhé Smluvní strany, je porušující Smluvní strana povinna v plném rozsahu nahradit vypovídající Smluvní straně škodu způsobenou takovým předčasným ukončením této Smlouvy (v případě výpovědi ze strany Pronajímatele se jedná zejména o škodu způsobenou ztrátou na Nájemném, Provozních nákladech a ostatních platbách dle této Smlouvy, a to až do posledně určeného konce Nájemní doby), včetně ušlého zisku, náklady právního zastoupení apod. Nájemce je povinen nahradit škodu (včetně ušlého zisku) v míře, v jaké překračuje smluvní pokutu, kterou musí v souvislosti s předčasným ukončením nájmu zaplatit Pronajímateli.
12.6.Pokud dojde z objektivních důvodů ke zničení Předmětu nájmu či Budovy v celku nebo části, a to tak, že není možné Předmět nájmu rozumně využívat a pokud předpokládaná doba pro opravu takového poškození nepřesáhne 6 měsíců, pak je Pronajímatel oprávněn, na svůj náklad a riziko, zahájit opravu Předmětu nájmu nebo Budovy. Pokud Pronajímatel tyto opravu zahájí a upozorní Nájemce na tento záměr do 1 měsíce ode dne, kdy nastala shora zmíněná událost, žádná ze Smluvních stran není oprávněna tuto Smlouvu ukončit. Pokud je mezitím užívání Předmětu nájmu v celku či části omezeno a dané poškození nebylo způsobeno (či podpořeno) jednáním nebo opomenutím Nájemce či jeho zástupců nebo osob, za něž je Nájemce odpovědný, pak má Nájemce právo na přiměřenou slevu z Nájemného a/nebo Poplatků, anebo (dle volby Pronajímatele) na náhradní prostory v obdobné kvalitě a výměře, jež budou poskytnuty po dobu opravy.
13.Podnájem, Převod práv
13.1Nájemce není oprávněn zcela ani zčásti přenechat Předmět nájmu k užívání nebo do podnájmu třetím osobám bez předchozího písemného souhlasu Pronajímatele.
13.2Nájemce není oprávněn převést práva a povinnosti podle této Smlouvy na třetí osobu bez předchozího písemného souhlasu Pronajímatele s tím, že převod zahrnuje také jakoukoli přeměnu Nájemce dle zákona o přeměnách obchodních společností a družstev. Tato povinnost se neuplatní na ty přeměny Nájemce, při nichž nedochází u Nájemce k přímé či nepřímé změně ve vlastnictví hlasovacích práv nebo podílů společníků (či jejich ekvivalentu), která by na základě smlouvy, ze zákona či jinak přesahovala 50%, nebo k přímé či nepřímé

změně většinového vlastnictví Nájemce či vlastníka Nájemce vedoucí ke změně kontroly. Pronajímatel může postoupit a/nebo převést práva a povinnosti dle této Smlouvy na jakoukoliv třetí osobu a Nájemce tímto s takovým postoupením nebo převodem souhlasí.
13.3Dojde-li kdykoliv během Nájemní doby k převodu podniku, popř. části podniku Nájemce, jehož část tvoří tato Smlouva, na třetí osobu nebo k nájmu podniku popř. části podniku Nájemce, jehož část tvoří tato Smlouva, je Nájemce povinen o tom neprodleně informovat Pronajímatele.
13.4Nájemce se zavazuje, že bude ručit za závazky nabyvatele práv a povinností z této Smlouvy vůči Pronajímateli. V případě, že nabyvatel takovéto závazky nesplní, zavazuje se je vůči Pronajímateli splnit Nájemce namísto nabyvatele.
14.Práva a povinnosti Nájemce
14.1Nájemce je povinen s Předmětem nájmu včetně jeho vybavení, příslušenství a zařízení a jakýchkoli Stavebních úprav nebo Vnitřních úprav (jak jsou definovány níže) a Dokončovacích prací Pronajímatele/Nájemce zacházet řádně a šetrně a s náležitou péčí. Nájemce je povinen udržovat Kancelářské prostory a opravovat nebo zajistit opravy jakýchkoliv škod na Předmětu nájmu, které jsou přičitatelné Nájemci a za něž neodpovídá Pronajímatel, včetně jeho vybavení, příslušenství a zařízení. Dále je Nájemce povinen užívat Předmět nájmu bez rušení a bez újmy ostatním nájemcům a Budovy.
14.2Nájemce je povinen dodržovat provozní řád platný pro všechny nájemce Budovy (dále jen „Provozní řád”). Nájemce potvrzuje, že vzal na vědomí v současnosti platný Provozní řád. Nájemce je povinen zajistit jeho dodržování svými zaměstnanci, zákazníky, dodavateli, návštěvníky, podnájemci a dalšími osobami s vědomím Nájemce vpuštěnými do Předmětu nájmu (dále jen „Osoby Nájemce”). Pronajímatel je oprávněn Provozní řád upravit. Upravený Provozní řád je Nájemce povinen dodržovat od 14. dne po dni, kdy mu bude doručen.
14.3V případě, že Nájemce Pronajímateli bez zbytečného odkladu během záručních lhůt oznámí vady těch částí Předmětu nájmu včetně Dokončovacích prací Pronajímatele, na které se vztahují záruční lhůty a za předpokladu, že takové vady nebyly způsobeny Nájemcem nebo jinými osobami dle odstavce 14.2 této Smlouvy, odstavec 14.1 této Smlouvy se na opravy, které se vyskytnou v záručních lhůtách uvedených v příloze 8 této Smlouvy, neuplatní a příslušné opravy budou provedeny výhradně generálním dodavatelem Budovy [nebo Dokončovacích prací Pronajímatele], a/nebo sub-dodavatelem/sub-dodavateli, který/kteří je/jsou za takové vady zodpovědný/í bez nákladů na Nájemce.
14.4Vady na Předmětu nájmu nebo Dokončovacích prací Pronajímatele, které vyjdou najevo během záručních lhůt, na něž se vztahují záruky uvedené v příloze 8 této Smlouvy, je Nájemce povinen neprodleně oznámit Pronajímateli. Nájemce odpovídá za škody způsobené opožděným oznámením takovýchto vad. V případě bezprostředně hrozícího nebezpečí je Nájemce sám povinen učinit nezbytná opatření k tomu, aby ochránil Pronajímatele před škodami nebo aby škody hrozící Pronajímateli minimalizoval.

14.5V případě, že se neuplatní povinnost Pronajímatele podle odstavce 15.2 této Smlouvy, pak Nájemce odpovídá za škody způsobené porušením svých povinností, zejména pokud Nájemce nebude řádně zacházet s inženýrskými sítěmi a rozvody, s odpadním potrubím, sociálním zařízením, topením a ostatními zařízeními a nebude je řádně udržovat a čistit, nebo pokud jsou místnosti neadekvátně větrány, vytápěny, čištěny nebo nedostatečně chráněny proti mrazu, pokud to není zapříčiněno důvody na straně Pronajímatele. Obdobně Nájemce odpovídá osobně, případně společně a nerozdílně s Osobami Nájemce, stejným způsobem i za škody způsobené třetími osobami vpuštěnými do Předmětu nájmu s vědomím Osob Nájemce.
14.6V případě, že Nájemce nebude plnit své povinnosti provádět požadované opravy v souladu s touto Smlouvou, Pronajímatel bude oprávněn, nikoliv však povinen, provést opravy na náklady Nájemce, pokud Nájemce ani na základě předchozí písemné výzvy (podmínka předchozí písemné výzvy Pronajímatele neplatí v případě bezprostředního nebezpečí) nezačne potřebné opravy provádět do 3 dnů od obdržení uvedené předchozí písemné výzvy Pronajímatele. V takovém případě musí Nájemce výdaje vynaložené na tyto práce uhradit ihned, nejpozději však do 10 dnů po obdržení příslušné faktury. Ty náklady nesmí přesahovat obvyklou výši v daném místě a čase a se zřetelem k zachování kvality Budovy.
14.7Potřebu jakýchkoliv oprav v Předmětu nájmu je Nájemce povinen oznámit Pronajímateli bez zbytečného odkladu od jejich zjištění, a to pokud jde o opravy:
(a)specifikované v odstavci 15.2 této Smlouvy; a
(b)specifikované v odstavci 14.1 v případě, že Nájemce není schopen splnit závazek opravit nebo zajistit takové opravy, přičemž náklady takových oprav ponese Nájemce. Pronajímatel Nájemci tyto náklady přeúčtuje bez jakékoliv přirážky nebo poplatku ze strany Pronajímatele zvláštní fakturou, kterou je Nájemce Pronajímateli povinen proplatit ve lhůtě splatnosti 10 dnů od doručení.
Pronajímatel je povinen provést všechny oznámené opravy bez zbytečného odkladu od jejich oznámení Nájemcem za předpokladu, že Nájemce poskytne Pronajímateli veškerou potřebnou součinnost a spolupráci, zejména umožněním vstupu Pronajímatele a/nebo jím pověřených osob do Předmětu nájmu.
Potřebu jakýchkoliv oprav vad a/nebo škod na Společných prostorách 1 a případně Společných prostorách 2 je Nájemce povinen oznámit Pronajímateli bez zbytečného odkladu od jejich zjištění, přičemž náklady na opravy Společných prostor 1 a případně Společných prostor 2 nese Nájemce, pokud takové vady byly způsobeny Nájemcem nebo Osobami Nájemce.
14.8Nájemce nesmí, bez předchozího písemného souhlasu Pronajímatele, který nebude bezdůvodně odepřen, v Předmětu nájmu provádět: (i) jakékoli stavební úpravy, stavební vylepšení, vestavby nebo instalace technických zařízení, která budou pevně spojena s Budovou, a/nebo která vyžadují stavební povolení nebo ohlášení stavebnímu úřadu (dále jen „Stavební úpravy”), nebo (ii) jakékoli vnitřní a/nebo nestavební úpravy, pro které není potřeba stavební povolení nebo ohlášení stavebnímu úřadu (dále jen „Vnitřní úpravy”).

14.9Nájemce provede veškeré Stavební úpravy a/nebo Vnitřní úpravy na své vlastní náklady. Smluvní strany se dohodly, že náklady na jakékoli technické zhodnocení Předmětu nájmu provedené a financované Nájemcem v souladu s touto Smlouvou, je Nájemce oprávněn odepisovat dle platných právních předpisů, přičemž Pronajímatel se zavazuje, že o tyto náklady nezvýší vstupní cenu Budovy.
14.10Nájemce je povinen doručit Pronajímateli před zahájením Stavebních úprav a/nebo Vnitřních úprav (resp. před zahájením jakékoliv jejich změny či úpravy) aktuální projektovou dokumentaci, která bude vycházet z projektové dokumentace předané Nájemci Pronajímatelem a kterou Pronajímatel Nájemci schválí. Nájemce se zavazuje provádět Stavební úpravy a/nebo Vnitřní úpravy v souladu s touto Smlouvou, schválenou projektovou dokumentací, podmínkami stanovenými v povoleních a souhlasech orgánů veřejné moci, pravidly a nařízeními určenými Pronajímatelem, přičemž Nájemce nese za jejich provádění plnou odpovědnost. Nájemce je povinen při provádění Stavební úpravy a/nebo Vnitřní úpravy postupovat tak, aby nedocházelo k rušení ostatních nájemců Budovy, a to zejména vibracemi, hlukem či zápachem, a je za tímto účelem povinen přijmout veškerá opatření. V případě, že projektová dokumentace k Stavební úpravy a/nebo Vnitřní úpravy bude obsahovat nedostatky, nejasnosti nebo bude neúplná, vyzve Pronajímatel Nájemce k nápravě bez zbytečného odkladu. Nájemce je povinen obstarat si na vlastní náklady veškerá povolení a souhlasy orgánů veřejné moci potřebná pro realizaci či změnu Stavebních úprav a/nebo Vnitřních úprav a pro jejich užívání v Předmětu nájmu po jejich dokončení, k čemuž je Pronajímatel povinen Nájemci poskytnout veškerou rozumně požadovanou součinnost.
14.11Nájemce je povinen dbát při provádění Stavebních úprav a/nebo Vnitřních úprav na zachování jednotnosti Budovy. Veškeré prvky ovlivňující vnější vzhled Budovy či Předmětu nájmu, zejména, nikoliv však výlučně, okenní žaluzie, podléhají předchozímu písemnému schválení Pronajímatele. Do 2 měsíců po dokončení Stavebních úprav a/nebo Vnitřních úprav je Nájemce povinen doručit Pronajímateli dokumentaci provedeného stavu Stavebních úprav a/nebo Vnitřních úprav v elektronické a editovatelné podobě a získat v případě potřeby kolaudační souhlas ke stejnému užívání, a dále sdělit Pronajímateli pořizovací cenu takových Stavebních úprav a/nebo Vnitřních úprav a současně prokázat tuto cenu doručením kopií faktur a daňových dokladů na takovou pořizovací cenu Pronajímateli.
14.12Během výpovědní doby a/nebo během 12 měsíců před uplynutím Nájemní doby je Pronajímatel a/nebo jím pověřená osoba po předchozím oznámení doručeném nejpozději 24 hodin předem oprávněn vstupovat v pracovní dny v běžné pracovní době do Předmětu nájmu za účelem umožnění jeho prohlídky třetím osobám, které mají zájem o nájem Předmětu nájmu. Nájemce povinen zajistit doprovod vstupujících osob zástupcem Nájemce.
14.13Nájemce se zavazuje, že nejpozději na dobu ode Dne předání Předmětu nájmu uzavře a bude udržovat následující pojištění s přiměřeným pojistným krytím, v plné platnosti po celou Nájemní dobu, a to u renomované pojišťovny, kterou předem písemně schválí Pronajímatel. Tato pojištění by měla alespoň pokrývat:
(a)pojištění Dokončovacích prací Nájemce a Dokončovacích prací Pronajímatele, Stavebních úprav, Vnitřních úprav či jiných stavebních i nestavebních úprav

Předmětu nájmu provedených Nájemcem či Pronajímatelem (včetně úprav, jež byly v Předmětu nájmu v Den předání) a pojištění movitých věcí, zásob, obchodní dokumentace, uměleckých děl a cenností Nájemce či třetích osob nacházejících se v Kancelářských či Společných prostorách 1 a Kancelářských či společných prostorách 2, a to proti živelným škodám (minimálně v rozsahu „pojištěný živel”) se spoluúčastí nepřevyšující 100 000 Kč pro každou pojistnou událost;
(b)pojištění škod způsobených krádeží/loupeží a/nebo vandalismem či škod vzniklých v souvislosti s uvedenými riziky v Kancelářských prostorech 1 a případně i Kancelářských prostorách 2 a uvnitř Kancelářských prostor 1 a případně i Kancelářských prostor 2 se spoluúčastí nepřevyšující 100 000 Kč pro každou pojistnou událost;
(c)pojištění skel v Kancelářských prostorách 1 a případně i Kancelářských prostorách 2;
(d)pojištění škod způsobených přerušením provozu Nájemce proti rizikům definovaným v „Pojištěném živlu” se spoluúčastní maximálně po dobu 7 dnů a s dobou ručení nejméně po dobu 12 měsíců;
(e)pojištění škod způsobených přerušením provozu v důsledku přerušení dodávek energií a utilit a/nebo závad na inženýrských sítích v Kancelářských prostorách 1 a případně i Kancelářských prostorách 2 s dobou ručení pojišťovny nejméně po dobu 6 měsíců a maximální spoluúčastí nejvýše 30 dnů;
(f)pojištění odpovědnosti Nájemce za škody způsobené třetím osobám na životě, zdraví, majetku, následných a čistých finančních újmách, osobnostních újmách a/nebo újmách na životním prostředí s limitem plnění nejméně 50 000 000 Kč a maximální spoluúčastí 100 000 Kč;
(g)veškerá další pojištění, jejichž sjednání je vyžadováno dle právního řádu České republiky.
Pojištěným živlem se rozumí následující pojistná nebezpečí: požár, výbuch, úder blesku, náraz nebo zřícení letadla, jeho části nebo nákladu, záplava a povodeň, vichřice a krupobití, sesuv půdy, zřícení skal nebo zemin, sesouvání nebo zřícení lavin, zemětřesení, tíha sněhu nebo námrazy, náraz dopravního prostředku nebo jeho nákladu, pád stromu, stožáru, nebo jiného předmětu, který není součástí poškozené věci, aerodynamický třesk a kouř, vodou/kapalinou unikající z vodovodních zařízení a médiem vytékajícím v důsledku poruchy ze stabilních hasicích zařízení a sprinklerů, potrubí nebo topných těles.
Pokud je jakákoliv škoda způsobená na Předmětu nájmu a/nebo Nemovitostech krytá jak pojištěním Nájemce, tak pojištěním Pronajímatele, je Nájemce povinen primárně využít své pojistné smlouvy a žádat vyplacení pojistného plnění od své pojišťovny. Pojištění Pronajímatele může být použito pouze v rozsahu, v jakém nebude škoda uhrazena z pojištění Nájemce.

14.14.Nájemce je povinen do 15 dnů od obdržení žádosti Pronajímatele předložit Pronajímateli kopii pojistné smlouvy a potvrzení příslušné pojišťovny o tom, že pojistné na následující pojistné období bylo zaplaceno.
14.15.Jakékoliv zvýšení pojistného Pronajímatele v souvislosti s činností Nájemce nebo s jejím rozšířením nebo na základě Stavebních úprav, Vnitřních úprav a/nebo jakýchkoliv jiných změn Předmětu nájmu prováděných nebo požadovaných Nájemcem hradí Nájemce.
14.16.Nájemce se zavazuje, že při užívání Předmětu nájmu, během přípravy a vytváření podkladů pro realizaci Stavebních úprav a/nebo Vnitřních úprav, při provádění Stavebních úprav a/nebo Vnitřních úprav a/nebo zařizování Předmětu nájmu vnitřním vybavením bude dodržovat veškeré právní předpisy, zejména právní předpisy týkající se požární ochrany a bezpečnosti a ochrany zdraví při práci.
14.17.Nájemce se zavazuje, že neumístí v Předmětu nájmu žádné zařízení překračující kapacitu nebo technické parametry Budovy.
14.18.Nájemce v Předmětu nájmu neumístí, ani nedovolí umístit, nebude používat, ani nedovolí používat, nebude spravovat ani nedovolí spravovat a nevnese, ani nedovolí vnést do Nemovitosti žádné zdraví škodlivé látky, zamořující nebo znečišťující materiály, jedovaté látky nebo odpady, infekční materiál, ropné produkty, azbest nebo azbest obsahující materiály (s výjimkou malého množství běžných čistících materiálů).
15.Práva a povinnosti Pronajímatele
15.1Pronajímatel je povinen poskytnout Nájemci po Nájemní dobu Předmět nájmu k nerušenému užívání za podmínky, že Nájemce bude plnit své povinnosti stanovené touto Smlouvou.
15.2V rozsahu ovlivňujícím užívání Předmětu nájmu Nájemcem dle této Smlouvy, je Pronajímatel povinen provádět na svoje náklady opravy a údržbu následujících částí Budovy, pokud takové náklady nejsou kryty z Provozních nákladů: střecha Budovy, všech staticky nosných částí Budovy, potrubí a kanalizace (až k vyústění do Předmětu nájmu), elektrického vedení (až k vyústění do Předmětu nájmu), odpadů (až k vyústění do Předmětu nájmu), základů a vnějšího pláště Budovy a veškerých v základu Budovy vestavěných protipožárních systémů.
15.3Pronajímatel je dále povinen uzavřít pro Budovu pojistnou smlouvu na pojištění s přiměřeným krytím, jež se bude vztahovat zejména na:
•pojištění odpovědnosti vlastníka nemovitostí způsobené třetím osobám na minimální pojistnou částku 50 000 000 Kč;
•pojištění proti škodám způsobeným živelnými událostmi (požár, vítr, sesuvy půdy), jakož i proti škodám na Nemovitostech způsobeným poruchami vodovodu a vodou („živelní pojištění v rozsahu požár, vítr, sesuv půdy, vodovod”).
15.4Odpovědnost Pronajímatele vůči Nájemci za škody je v každém případě omezena jen do výše 50 000 000 Kč. Smluvní strany ujednávají, že tato škoda je Smluvními stranami považována za maximálně předvídatelnou výši škody.
15.5Pronajímatel je oprávněn v pracovní dny v běžné pracovní době vstupovat do Předmětu nájmu po předchozím oznámení doručeném alespoň 24 hodin předem, a to za účelem ověření dodržování povinností Nájemce podle této Smlouvy a za účelem provádění oprav, údržby a kontroly Předmětu nájmu, a to vždy po předchozím oznámení doručeném Nájemci.
15.6V případech bezprostředně hrozícího nebezpečí je Pronajímatel oprávněn vstoupit do Předmětu nájmu kdykoliv i bez předchozího oznámení Nájemci a Nájemce je povinen zajistit, aby Pronajímateli bylo umožněno vstoupit do Předmětu nájmu bezodkladně, a to i v případě nepřítomnosti Nájemce.
15.7Pokud Nájemce řádně neplní své platební povinnosti dle této Smlouvy, a to ani po písemné upomínce Pronajímatele s poskytnutím dodatečné lhůty 5 dnů k nápravě, je Pronajímatel oprávněn neposkytovat k užívání Předmětu nájmu související služby a/nebo dodávky médií (elektřinu, plyn, vodu apod.) a je oprávněn dodávky takových služeb a/nebo medií přerušit.
15.8Pronajímatel je oprávněn požadovat od Nájemce úhradu smluvní pokuty ve výši 250 EUR za každý den trvání prodlení nebo ve výši 1 000 EUR, jedná-li se o jednorázové porušení, a Nájemce je povinen Pronajímateli tuto smluvní pokutu uhradit v každém jednotlivém případě, kdy Nájemce poruší některou ze svých smluvních povinností uvedených v článcích 3 a 4, v odstavcích 14.1, 14.7, 14.8, 14.11, 14.12, 14.13 a/nebo v článku 16 této Smlouvy a toto porušení nenapraví ani v dodatečné 5denní lhůtě k nápravě (není-li v této Smlouvě stanovena lhůta jiná), která počne běžet ode dne doručení písemné výzvy Pronajímatele k nápravě Nájemci. V každém jednotlivém případě porušení jakékoliv ze smluvních povinností Nájemce podle odstavců 11.2, 11.3, 11.4 a 11.6 této Smlouvy je Pronajímatel oprávněn požadovat smluvní pokutu ve výši 2 000 EUR za každý den prodlení. Pokud však Nájemce (který je v tu chvíli v prodlení) dodatečně splní svoji povinnost podle odstavců 11.2, 11.3, 11.4 a/nebo 11.6 této Smlouvy, s jejímž plněním je v prodlení, nejpozději však do 14 dnů od začátku prodlení, dojde ke snížení do té doby naběhlé smluvní pokuty o 75%. Maximální výše smluvní pokuty, kterou je Pronajímatel oprávněn podle tohoto odstavce požadovat, je částka aktuálně platné Jistoty dle odstavce 11.2 Smlouvy. Totéž platí i pro porušení povinnosti podle odstavce 11.9 této Smlouvy, avšak s tou výjimkou, že v případě dodatečného plnění provedeného do 14 dnů od začátku prodlení Pronajímatel odpustí 100% z částky naběhlé smluvní pokuty. V případě porušení povinností vrátit Předmět nájmu řádně a včas podle odstavce 17.1 a/nebo 17.2 této Smlouvy je Nájemce povinen uhradit Pronajímateli paušální smluvní pokutu ve výši 2 měsíčních plateb Nájemného (bez DPH) platného v době porušení povinnosti.

15.9Smluvní strany prohlašují, že Pronajímatel před dnem podpisu této Smlouvy poskytl Nájemci průkaz energetické náročnosti Budovy.
16.Informační a reklamní tabule a vývěsky
1.Umístění nápisů, štítů, informačních tabulí, reklam, výloh apod. (dále jen „Označení”) na Předmětu nájmu a/nebo Nemovitostí může provést výhradně Pronajímatel. Nájemce uhradí veškeré náklady, poplatky a odvody související s výrobou, umístěním, instalací a používáním Označení, která se týkají Nájemce, pokud jejich výrobu, umístění, instalaci a používání požadoval.
2.Pronajímatel může umístit Označení standardní velikosti s logem společnosti Nájemce podle designu všeobecného informačního systému Budovy na hlavní panel umístěný v recepci v přízemí Budovy. Náklady na výrobu, umístění a instalaci Označení podle tohoto odstavce 16.2 nese Nájemce.
3.Při ukončení nájemního vztahu uvede Pronajímatel na náklady Nájemce místa po odmontování Označení do původního stavu, v jakém se nacházela před umístěním a/nebo instalací Označení, o jejichž umístění a/nebo instalaci Nájemce požádal.
17.Vrácení Předmětu nájmu
17.1Při skončení nájemního vztahu je Nájemce povinen vrátit Předmět nájmu v uklizeném a vyklizeném stavu (tj. bez movitých věcí Nájemce) a ve stavu v jakém se nachází ke dni skončení nájemního vztahu, s přihlédnutím k obvyklému opotřebení a nezbytným opravám v souladu s užíváním řádným způsobem a s náležitou péčí. Nájemce je povinen vrátit Pronajímateli všechny klíče, jakož i všechny nosiče přístupového kódu k Předmětu nájmu. O vrácení Předmětu nájmu Nájemcem Pronajímateli bude Smluvními stranami sepsán písemný protokol.
17.2Nájemce se zavazuje, není-li v této Smlouvě stanoveno jinak, že při vrácení Předmětu nájmu vyklidí na vlastní náklady z Předmětu nájmu veškerý svůj movitý majetek a vybavení, avšak ponechá v Předmětu nájmu veškeré Stavební úpravy, Vnitřní úpravy a Dokončovací práce Nájemce (společně dále jen „Vylepšení nájemce”), a dále Dokončovací práce Pronajímatele a také movité věci výslovně uvedené v Předávacím protokolu. Nájemce se dále zavazuje, že odstraní veškeré škody případně takovým odstraněním způsobené.
17.3Pokud Nájemce nesplní své závazky ke dni ukončení nájmu, zejména nevyklidí Předmět nájmu a neuvede jej do stavu požadovaného touto Smlouvou, je Pronajímatel oprávněn vstoupit do Předmětu nájmu a vykonat veškeré potřebné práce místo Nájemce na náklady Nájemce. Pronajímatel je oprávněn si ponechat jakákoliv neodstraněná Vylepšení Nájemce. V takovém případě se bude mít za to, že hodnota Vylepšení Nájemce ponechaných v Předmětu nájmu se rovná částce 10 000 Kč a tato částka bude uhrazena Pronajímatelem Nájemci do 2 měsíců ode dne skončení nájmu podle této Smlouvy. Vylepšení Nájemce se stanou majetkem Pronajímatele (s výjimkou těch Vylepšení Nájemce, která již přešla do majetku Pronajímatele jejich instalací v Předmětu nájmu). Nájemce s tímto postupem výslovně souhlasí.

Nájemce odškodní Pronajímatele za veškeré škody způsobené nesplněním povinnosti Nájemce vyklidit a vrátit Předmět nájmu v souladu s touto Smlouvou.
17.4Pro případ, že Nájemce nevyklidí Předmět nájmu ke dni ukončení této Nájemní smlouvy, je Pronajímatel oprávněn veškerý movitý majetek ponechaný v Předmětu nájmu (dále jen „Neodstraněný majetek”) uskladnit na náklady Nájemce a zaslat Nájemci písemné oznámení ohledně místa uložení Neodstraněného majetku. Nájemce výslovně souhlasí, že: (i) doba uskladnění Neodstraněného majetku nebude delší než jeden měsíc, (ii) Pronajímatel nenese jakoukoliv odpovědnost za Neodstraněný majetek a dále že (iii) pokud si Nájemce Neodstraněný majetek během doby uskladnění ze skladu nevyzvedne, bude uskladnitel, resp. Pronajímatel, oprávněn s Neodstraněným majetkem naložit dle svého uvážení, včetně jeho prodeje (s tím, že výtěžek zpeněžení předá Nájemci po odečtení nákladů spojených s prodejem a započtení pohledávek Pronajímatele vůči Nájemci) či jejich zničení na riziko a náklady Nájemce.
Bez ohledu na skutečnost, zda Pronajímatel využije svého práva uskladnit Neodstraněný majetek dle předchozího odstavce či nikoliv, je Pronajímatel oprávněn dle svého uvážení: (i) nabýt vlastnictví k Neodstraněnému majetku, nebo ke kterékoliv jeho části, na základě doručení písemného oznámení Nájemci a platby ve výši EUR 100 a příslušné DPH, a/nebo (ii) naložit s Neodstraněným majetkem jiným způsobem dle svého uvážení, včetně jeho prodeje (s tím, že výtěžek zpeněžení předá Nájemci po odečtení nákladů spojených s prodejem a započtení pohledávek Pronajímatele vůči Nájemci) nebo zničení na riziko a náklady Nájemce. Nájemce se zavazuje zajistit, že bude držitelem veškerých nezbytných dispozičních práv ve vztahu k Neodstraněnému majetku tak, aby Pronajímatel mohl svá práva dle tohoto článku 17.4 v plném rozsahu vykonat. Nájemce odškodní Pronajímatele za veškeré škody, výdaje nebo náklady, které Pronajímateli způsobil nesplněním své povinnosti podle předchozí věty.
17.5Pokud Nájemce bude Předmět nájmu užívat po ukončení nebo zrušení této Smlouvy bez písemného souhlasu Pronajímatele nebo pokud Předmět nájmu včas a řádně nevrátí, je Nájemce povinen zaplatit Pronajímateli smluvní pokutu ve výši dvojnásobku poslední výše denního Nájemného za každý den prodlení, a to vedle paušální smluvní pokuty podle poslední věty odstavce 15.8 této Smlouvy.
18.Rozhodné právo, Rozhodčí doložka
18.1Tato Smlouva a vztahy z ní vyplývající se řídí českým právním řádem.
18.2Jakékoliv spory, jež vzniknou z této Nájemní smlouvy nebo v souvislosti s ní budou řešeny obecnými soudy České republiky, přičemž podle §89a občanského soudního řádu bude soudem příslušným k řešení sporů soud určený podle sídla Pronajímatele.
18.3Smluvní strany se dohodly, že na vztah založený touto Nájemní smlouvou se neuplatní následující ustanovení zákona č. 89/2012 Sb., občanský zákoník (dále jen „Občanský zákoník”): § 1765, § 1766, § 1899, § 1977 až 1979, § 2000, § 2002 až 2004, poslední věta § 2208 odst. 1 pokud jde o možnost vypovězení nájmu, § 2210 odst. 3, § 2212, § 2219 odst. 2, § 2223, § 2232, § 2233 odst. 2, § 2253, § 2287, § 2304, § 2305, § 2307 odst. 2, § 2308 až 2311 a § 2315. Smluvní strany se tímto dohodly, že výkon jejich práva dle ust. § 2314

Občanského zákoníku nebude mít vliv na jejich práva a povinnosti dle této Nájemní smlouvy, zejména ve vztahu k ukončení nájmu, vyklizení Pronajímaných prostor a jejich předání Pronajímateli a ve vztahu k souvisejícím právům a povinnostem. Smluvní strany si výslovně ujednávají, že případné námitky podané Nájemcem dle ust. § 2314 odst. 1 Občanského zákoníku nedávají Nájemci právo Pronajímané prostory nadále užívat po dni, ke kterému nájem zanikl v důsledku výpovědi či odstoupení Pronajímatele.
18.4Smluvní strany se výslovně dohodly, že tuto Smlouvu lze ukončit pouze z důvodů daných v této Smlouvě a veškeré důvody pro předčasné ukončení smluvního vztahu (odstoupením a/nebo výpovědí) dané Občanským zákoníkem se dohodou Smluvních stran vylučují, a to bez ohledu na skutečnost, zda je příslušné ustanovení Občanského zákoníku výslovně uvedeno mezi ustanoveními, která se vylučují dle této Smlouvy.
19.Závěrečná ustanovení
19.1Veškerá oznámení, žádosti nebo jiná sdělení učiněná některou Smluvní stranou na základě této Smlouvy budou učiněna písemně a budou považována za řádně učiněná, jakmile budou doručena druhé Smluvní straně osobně, kurýrní službou poskytující potvrzení o doručení nebo doporučenou poštou na adresu příslušné Smluvní strany uvedenou níže nebo na jinou adresu, kterou příslušná Smluvní strana oznámí druhé Smluvní straně.
(a)Oznámení určená Pronajímateli:

4P –Immo. Praha s. r. o.
Karolinská 661/4
186 00 Praha 8 – Karlín
Česká republika
K rukám:	Alois Vyleta, Hedwig Höfler
Tel:	+420.233.109.310
E-mail:	alois.vyleta@caimmo.cz
(b)    Oznámení určená Nájemci přede Dnem počátku nájmu:

Semrush CZ s. r. o.
Na strži 1702/65
140 00 Praha 4
Česká republika
K rukám:	Alois Vyleta, Hedwig Höfler
E-mail:	s.shirokikh@semrush.com
Tel:	+420 774 032 592

(c)    Oznámení určená Nájemci po Dni počátku nájmu:

Semrush CZ s. r. o.
Na Hřebenech II
140 00 Praha 4
Česká republika
K rukám:	Stepan Shirokikh
E-mail:	s.shirokikh@semrush.com
Tel:	+420 774 032 592
Veškerá oznámení učiněná na základě této Smlouvy budou považována za doručená:
(a)v den jejich fyzického přijetí adresátem v případě osobního doručení nebo doručení kurýrní službou; nebo
(b)v den uvedený na doručence v případě doručení prostřednictvím provozovatele poštovních služeb doporučenou poštou; nebo
(c)v třetí pracovní den po prokazatelném odeslání prostřednictvím provozovatele poštovních služeb, jestliže Smluvní strana na adrese platné pro zasílání pošty k jejím rukám podle této Smlouvy nebo podle obchodního rejstříku zásilku nepřevezme (a to včetně doporučené pošty).
19.2Tato Smlouva včetně svých příloh představuje úplnou dohodu mezi Smluvními stranami. Všechna předcházející ústní a písemná ujednání byla do ní buď zapracována, nebo pozbývají platnosti. K této Smlouvě neexistují žádná vedlejší ústní ujednání. Změny a doplňky této Smlouvy vyžadují ke své platnosti písemnou formu a podpisy obou Smluvních stran.
19.3Pokud je nebo se stane některé ustanovení této Smlouvy neplatným, neúčinným, nebo nevykonatelným, zůstávají zbývající ustanovení této Smlouvy nedotčena a v platnosti. Neplatné, neúčinné nebo nevykonatelné ustanovení této Smlouvy bude Smluvními stranami nahrazeno jinou platnou, účinnou a vykonatelnou úpravou, která se bude shodovat s hospodářským účelem původního ustanovení nebo se mu co nejvíce přiblíží.
19.4Tato Smlouva byla vyhotovena ve dvou stejnopisech v českém a anglickém jazyce. V případě rozporu mezi jazykovými verzemi má přednost verze česká.
19.5Každá ze Smluvních stran obdrží jeden stejnopis této Smlouvy.

19.6Následující přílohy této Smlouvy tvoří její nedílnou součást:

Příloha 1	Výpis z obchodního rejstříku Nájemce;
Příloha 2	Plán podlaží;
Příloha 3	Technická specifikace Budovy;
Příloha 4	Předávací protokol (vzor);
Příloha 5	Indexační doložka;
Příloha 6	Soupis Provozních nákladů;
Příloha 7	Bankovní záruka (vzor);
Příloha 8	Seznam záručních lhůt.
Příloha 9	Plán prostor a specifikace Dokončovacích prácí Nájemce
Příloha 10	Plán prostor
19.7Smluvní strany považují veškeré informace obsažené v této Smlouvě nebo získané v souvislosti s ní za důvěrné. Bez předchozího písemného souhlasu druhé Smluvní strany nesmí žádná ze Smluvních stran takové informace sdělit jakékoli třetí straně, vyjma případů, kdy (a) je takové sdělení vyžadováno zákonem, nebo (b) orgány státní správy jednajícími v souladu s právními předpisy, nebo (c) jsou předmětné informace již veřejně dostupné v souladu s příslušnými právními předpisy, nebo (d) je třeba sdělit takové informace třetím osobám v souvislosti s provozováním podnikatelské činnosti Pronajímatele, zejména jako pronajímatele Budovy a jiných nemovitostí, jako developera, investora a správce majetku a v souvislosti s investicemi do Budovy a jiných nemovitostí a s marketingovou činností.
19.8    Tato Smlouva nabývá platnosti a účinnosti v den jejího podpisu oběma Smluvními stranami.
V __________ dne __/__/____

Semrush CZ s. r. o.

Stepan Shirokikh
Jednatel/Executive Director

4P - Immo. Praha s. r. o.

Hedwig Höfler
Jednatel/Executive Director

PŘÍLOHA 1
VÝPIS Z OBCHODNÍHO REJSTŘÍKU NÁJEMCE

PŘÍLOHA 2
PLÁN PODLAŽÍ

PŘÍLOHA 3
TECHNICKÁ SPECIFIKACE BUDOVY

PŘÍLOHA 4
PŘEDÁVACÍ PROTOKOL (VZOR)
PŘEDÁVACÍ PROTOKOL
Pronajímatel:    …………………..
IČO: …………, DIČ: …………, se sídlem ……………., PSČ: …………,
zapsaná v obchodním rejstříku vedeném Městským soudem v Praze v oddílu …., vložce ………….
jejímž jménem jedná ……….. , …………..
Nájemce:    …………………..
IČO: …………., DIČ: ……………, se sídlem
zapsaná v obchodním rejstříku vedeném Městským soudem v Praze v oddílu ……, vložce ………..
jejímž jménem jedná ……………., ……………..
Místo: administrativní budova č.p. ……. (dále jen “Budova”)
Datum a čas: ______________________
Na základě nájemní smlouvy na prostory uzavřené dne …………. (dále jen „Nájemní smlouva na prostory”) mezi Pronajímatelem a Nájemcem Pronajímatel pronajal Nájemci prostory sloužící k podnikání uvedené v čl. 2.1 Nájemní smlouvy na prostory nacházející se v Budově (dále jen „Předmět nájmu”).
Pronajímatel tímto předává Nájemci Předmět nájmu dle Nájemní smlouvy na prostory a Nájemce od Pronajímatele tímto Předmět nájmu dle Nájemní smlouvy na prostory přebírá, a to:
(d)kancelářské prostory umístěné v …….. podlaží Budovy o výměře pronajímatelné plochy ………. m2, které budou ve výhradním užívání Nájemce (net rentable area 1 - exclusive), jak jsou vyznačeny ……… barvou v Plánu podlaží připojeném k Nájemní smlouvě na Prostory jako příloha 2 (dále jen „Kancelářské prostory”);
(e)skladovací prostory umístěné v …….. podlaží Budovy o výměře pronajímatelné plochy ………. m2, které budou ve výhradním užívání Nájemce (net rentable area 1 - exclusive), jak jsou vyznačeny ……… barvou v Plánu podlaží připojeném k Nájemní smlouvě na Prostory jako příloha 2 (dále jen „Skladovací prostory”);
Kancelářské prostory a Skladovací prostory popsané v písm. (a) a (b) výše jsou ve stavu podle Technické specifikace Budovy, která je přílohou 3 Nájemní smlouvy na prostory. Kancelářské

prostory jsou Nájemci předány k užívání pro kancelářské účely, Skladovací prostory jsou Nájemci předány pro účely skladování a archivace. Nájemce je oprávněn užívat Předmět nájmu pouze pro účely stanovené v článku 3.1 Nájemní smlouvy na prostory.
Nájemce a Pronajímatel shodně prohlašují, že Předmět nájmu má vady specifikované v Příloze 1 tohoto předávacího protokolu. Smluvní strany prohlašují, že vady uvedené v Příloze 1 tohoto předávacího protokolu nejsou v žádném ohledu podstatné a nebrání ani jinak neruší užívání Předmět nájmu ode Dne počátku nájmu a/nebo je lze odstranit bez podstatného narušení užívání Předmětu nájmu.
Dle dohody s Nájemcem se Pronajímatel zavazuje odstranit tyto vady ve lhůtě uvedené u jednotlivých vad v Příloze 1 tohoto předávacího protokolu.
Nájemce tímto potvrzuje, že Pronajímatel předal Nájemci klíče a vstupní karty k přístupu do Předmětu nájmu. Seznam klíčů a vstupních karet, které Nájemce převzal, je obsažen v Příloze 2 tohoto předávacího protokolu.

[Jméno/Name]
[Funkce/Position]

Příloha 1	Seznam vad, termíny pro nápravu
Příloha 2	Seznam Nájemci předaných klíčů a vstupních karet
Příloha 3	List of furniture in the Subject of the Lease

PŘÍLOHA 5
INDEXAČNÍ DOLOŽKA
Pravidla indexace
Úprava Nájemného
1.Smluvní strany se dohodly, že Nájemné bude upravováno podle průměrného ročního nárůstu indexu spotřebitelských cen stanoveného a zveřejňovaného na základě nařízení (EU) 2016/792, v platném znění, statistickým úřadem Evropské unie EUROSTAT jako úhrnný index “HICP – index pro všechny položky „all items” (2015=100) pro Euro Area, changing composition (dále jen „HICP”). Pokud HICP přestane být zveřejňován, považuje se za sjednaný jeho nástupnický index, a nebude-li existovat nástupnický index, použije se jiný v té době platný index, jež bude HICP nejbližší.
2.Úprava Nájemného bude provedena každoročně vždy k 1. lednu příslušného roku (dále jen „Den Indexace”) na základě HICP předcházejícího roku. První úprava Nájemného bude provedena k 1. lednu 2018. Úprava, která by měla za následek snížení Nájemného, je vyloučena.
3.Pronajímatel je povinen informovat Nájemce o výši upraveného Nájemného (dále jen „Oznámení o indexaci”). Nájemce je povinen začít platit upravené Nájemné dle odstavce 2 výše od prvního dne kalendářního měsíce bezprostředně následujícího po doručení Oznámení o indexaci. Nájemce je dále povinen zaplatit Pronajímateli rozdíl mezi částkou upraveného Nájemného a Nájemného doposud skutečně zaplaceného za příslušné kalendářní měsíce od počátku příslušného kalendářního roku až do kalendářního měsíce, ve kterém je Oznámení o indexaci doručeno Nájemci, a to včetně tohoto kalendářního měsíce.
4.Pokud se HICP během jednoho kalendářního roku zvýší o 5 a více procent, je Pronajímatel oprávněn požadovat příslušnou úpravu dříve než v lednu následujícího roku. K této úpravě se přihlédne v lednu následujícího roku při úpravě Nájemného tak, že se zohlední pouze zvýšení od okamžiku poslední úpravy.
5.Pokud Pronajímatel nevyúčtuje upravené Nájemné, neznamená to, že se tohoto práva vzdává.

PŘÍLOHA 6
SOUPIS PROVOZNÍCH NÁKLADŮ
Soupis Provozních nákladů
Provozní náklady jsou veškeré náklady na provoz Nemovitostí a jim sloužící infrastruktury a náklady na služby poskytované nájemcům v Budově v souvislosti s nájmem, zejména:
(f)na vodné a stočné – náklady na spotřebu vody a všechny související poplatky, náklady na nájem vodoměrů, na jejich používání a náklady na provoz a údržbu čerpacích zařízení pro odvod splaškových a dešťových odpadních vod do veřejné kanalizace, nákladů na provoz vlastního zařízení pro zásobování vodou a zařízení na úpravu vody včetně materiálu na úpravu vody a poplatky za odvod splaškové a dešťové odpadní vody;
(g)na provoz, údržbu a opravy centrálního vytápěcího zařízení a zařízení pro zásobování palivem, včetně zařízení pro odvod spalin;
(h)na spotřebované palivo a jeho dodávky, náklady na provozní elektrickou energii, náklady na obsluhu a kontrolu zařízení a péči o něj, pravidelné přezkušování jeho provozuschopnosti a bezpečnosti provozu včetně seřízení odborníkem, čištění zařízení a provozní místnosti, náklady na měření emisí, náklady na nájem vybavení pro měření spotřeby, jakož i náklady na používání vybavení pro měření spotřeby a náklady související;
(i)na spotřebu elektrické energie na údržbu, provoz a spotřebu zdrojů a náhradních zdrojů elektrické energie;
(j)na odstraňování vodních usazenin a zbytků po spalování v zařízení, náklady na pravidelné přezkušování provozuschopnosti a bezpečnosti provozu a seřizování odborníkem, jakož i náklady na měření;
(k)na ohřev vody a na provoz, údržbu a opravy všech zařízení pro zásobování teplou vodou a spotřebu teplé vody a náklady na odstraňování vodních usazenin a zbytků po spalování uvnitř přístrojů, jakož i náklady na pravidelné přezkušování provozuschopnosti a bezpečnosti provozu a s tím spojené seřizování odborníkem;
(l)na provoz osobních a nákladních výtahů a náklady na provozní elektrickou energii, náklady na dohled, obsluhu, kontrolu zařízení a péči o něj, na pravidelné přezkušování jeho provozuschopnosti a bezpečnosti provozu včetně seřízení odborníkem, jakož i náklady na čištění zařízení;
(m)na úklid Nemovitostí a účelové komunikace včetně chodníků, na odvoz a uložení odpadků, jakož i na náklady údržby, odstraňování sněhu, ledu, listí a jiných přírodních materiálů apod.;

(n)na úklid všech společných a veřejných prostor, přístupových cest, chodeb, schodišť, technických prostor, vzduchotechnických kanálů a dalších prostor neužívaných výhradně konkrétními nájemci Budovy;
(o)na deratizaci, desinfekci a desinsekci, na péči o zeleň včetně obnovy rostlin a dřevin, na péči o veřejné prostranství, přístupové a příjezdové cesty;
(p)na el. energii na vnější osvětlení a osvětlení společných prostor Nemovitostí a venkovních přístupových cest, technických a dalších prostor, které nejsou výlučně užívány konkrétními nájemci Budovy;
(q)na čištění a revizi komínů a výfuků;
(r)na pojištění Nemovitostí a pojištění odpovědnosti Pronajímatele v rozsahu podle odstavce 15.3 této Smlouvy;
(s)na personální zajištění provozu recepce, kontroly vstupu do Budovy a prohlídek Budovy;
(t)na provoz a údržbu zařízení zajišťujících příjem a distribuci televizního a rozhlasového signálu, na provozní el. energii a na pravidelné přezkušování její provozuschopnosti včetně seřízení odborníkem, úhrada za užívání antény, která nepatří k Nemovitostem;
(u)na praní a čištění textilií, které jsou užívány ve společných prostorách Budovy a na údržbu a provoz zařízení k tomuto účelu sloužícího včetně technologického vybavení;
(v)na čištění vnějšího pláště Budovy včetně prosklených ploch a jejich rámů a na údržbu a čištění věží pro přívod vzduchu do atria Budovy;
(w)na provoz a údržbu hromosvodů a ostatních zařízení, sloužících k ochraně před úderem blesku, jakož i náklady na jejich pravidelné přezkušování;
(x)na údržbu a opravy veškerých vzduchotechnických a klimatizačních zařízení, včetně provozních oprav a provozní spotřeby, doplňování provozních médií a dalších souvisejících provozních nákladů;
(y)na údržbu a provozní opravy vrat garáží;
(z)na údržbu a opravy technických prostředků omezení přístupu (např. systému kódových karet);
(aa)daně, poplatky a odvody související s Nemovitostmi, zejména daň z nemovitostí;
(bb)ostatní provozní náklady včetně nákladů na údržbu, provoz a opravy infrastruktury sloužící Nemovitostem;

(cc)na správu Nemovitostí, kterou se rozumí zejména zajišťování všech administrativních, technických a praktických činností k zabezpečení řádného provozu Nemovitostí na optimální úrovni pověřenou fyzickou nebo právnickou osobou.

PŘÍLOHA 7
BANKOVNÍ ZÁRUKA (VZOR)
Bankovní záruka (vzor)
4P – Immo. Praha s.r.o.
Karolinská 661/4, 186 00 Praha 8
IČO: 272 08 648
zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, oddíl C, vložka 104573
(věřitel)
BANKOVNÍ ZÁRUKA č. .............................
Byli jsme informováni, že společnost ................................., IČO: ………………, se sídlem ................................. (dále jen „Nájemce”), zapsaná v obchodním rejstříku vedeném Městským soudem v Praze, oddíl ……, vložka ................................., s Vámi jako Pronajímatelem uzavřela dne ……………. nájemní smlouvu na nebytové prostory (dále jen „Nájemní smlouva na prostory”) a dne ……. nájemní smlouvu na parkovací místa (dále jen „Nájemní smlouva na parkovací místa”) a že je podle článku IX. Nájemní smlouvy na prostory a Nájemní smlouvy na parkovací místa vyžadována bankovní záruka za splnění veškerých závazků společností .................................se sídlem ................................., zapsané v obchodním rejstříku vedeném Městským soudem v Praze, oddíl ……, vložka ................................. (dále jen „.................................”) jako Nájemce vzniklých jí z Nájemní smlouvy na prostory a/nebo z Nájemní smlouvy na parkovací místa a/nebo v souvislosti s Nájemní smlouvou na prostory a/nebo Nájemní smlouvou na parkovací místa (dále jen „Bankovní záruka”).
Na žádost přebíráme my, ....., se sídlem ...., zapsaná v obchodním rejstříku vedeném ...., oddíl ...., vložce ..., vůči Vám jako Věřiteli pro případ nesplnění závazků ……………. vzniklých jí vůči Vám podle Nájemní smlouvy na prostory a /nebo Nájemní smlouvy na parkovací místa a/nebo v souvislosti s Nájemní smlouvou na prostory a /nebo Nájemní smlouvou na parkovací místa neodvolatelnou Bankovní záruku až do výše
EUR .....,- slovy: ...... (dále jen „zaručená částka”)
a zavazujeme se Vám vyplatit bez odkladu, bez námitek a bez prověřování oprávněnosti Vaší výzvy jakoukoli částku nebo částky, až do celkové výše námi zaručené částky, a to po obdržení Vaší výzvy, která bude v souladu se všemi podmínkami této Bankovní záruky a bude obsahovat i Vaše písemné prohlášení, že ………… neuhradila řádně a včas své závazky vzniklé jí z Nájemní smlouvy na prostory a/nebo Nájemní smlouvy na parkovací místa a/nebo v souvislosti s Nájemní smlouvou na prostory a/nebo Nájemní smlouvou na parkovací místa ve výši částky požadované k výplatě podle této Bankovní záruky (dále jen „Výzva”). Výzva musí obsahovat datum vystavení a číslo této Bankovní záruky, požadovanou částku k proplacení, název banky a číslo bankovního účtu, na který máme platbu poukázat.

Vaše písemná výzva nám musí být doručena nejpozději k níže uvedenému datu platnosti této Bankovní záruky.
Jakýkoli požadavek na splnění závazku z této Bankovní záruky bude splněn bez námitek, bez ohledu na právní stav ke dni vzniku požadavku na plnění (likvidace, insolvence, konkurs), bez ohledu na případné Vaše výzvy zasílané …………………., bez ohledu na případné právní spory nebo soudní řízení nebo jakékoliv jiné okolnosti, které by mohly splnění takového závazku ovlivnit, a bez ohledu na případné doplňky nebo změny Nájemní smlouvy na prostory a/nebo Nájemní smlouvy na parkovací místa provedené v průběhu doby nájmu.
Jakákoli platba vyplývající z této Bankovní záruky bude provedena tak, že Pronajímateli poukážeme na bankovní účet uvedený ve Výzvě částku požadovanou ve Výzvě bez odečtení jakýchkoli případných provizí, srážek, daní nebo jiných poplatků, které by se v budoucnu mohly vyskytnout. Výše naší Bankovní záruky se sníží o každou námi provedenou částečnou platbu z této Bankovní záruky ve prospěch Věřitele. Vyplacením celé výše námi zaručené částky ve prospěch Věřitele tato Bankovní záruka zanikne.
Tato naše Bankovní záruka je platná do …………. včetně. Její platnost automaticky a zcela skončí, pokud do tohoto data neobdržíme Vaši písemnou Výzvu, nezávisle na tom, bude-li nám tato záruční listina vrácena či nikoli.
Platnost této naší Bankovní záruky rovněž skončí před výše uvedeným datem její platnosti po obdržení originálu této Bankovní záruky nebo Vašeho prohlášení, že netrváte na další platnosti této Bankovní záruky (dále jen „Prohlášení”).
Každá Vaše Výzva a Prohlášení musí obsahovat podpis statutárního orgánu Věřitele nebo jím zmocněné osoby, který musí být úředně ověřen a předložen společně s dokumenty prokazujícími, že podpis je právoplatně závazný pro Vaši společnost (originálem nebo ověřenou kopií výpisu z obchodního rejstříku, příp. plnou mocí).
Pro vznesení jakýchkoli případných platebních nároků z této Bankovní záruky je třeba, aby Bankovní záruka byla písemně uplatněna u ………….., pokud existuje, jinak u kterékoliv pobočky ………………..
Tato Bankovní záruka (včetně práva na uplatnění Bankovní záruky) je převoditelná na případného právního nástupce Věřitele jako pronajímatele podle Nájemní smlouvy na prostory a/nebo Nájemní smlouvy na parkovací místa, a to na základě písemného oznámení naší bance podepsaného za Vaši společnost a též za takového právního nástupce, předloženého společně s dokumenty prokazujícími, že podpisy jsou právoplatně závazné pro Vaši společnost a příslušného výše uvedeného právního nástupce (originálem nebo ověřenou kopií výpisu z obchodního rejstříku, příp. plnou mocí ověřenou notářem). Tuto Bankovní záruku (včetně práva na uplatnění Bankovní záruky) je dále možné postoupit nebo zastavit ve prospěch financující banky Věřitele.
Tato Bankovní záruka se řídí právem České republiky, zejména ustanovením § 2029 a násl. občanského zákoníku.

V …………... dne ………….

PŘÍLOHA 8
SEZNAM ZÁRUČNÍCH LHŮT
Seznam záručních lhůt
Záruční lhůty počaly běžet dne 15.10.2008 a činí deset (10) let a vztahují se k následujícím částem Budovy:
•střešní plášť včetně klempířských prací, veškerých spár, provedení atd;
•izolace proti vodě včetně utěsnění veškerých spár, provedení atd; a
•nepropustnost fasády.

PŘÍLOHA 9
PLÁN PROSTOR A SPECIFIKACE DOKONČOVACÍCH PRÁCÍ NÁJEMCE

PŘÍLOHA 10
PLÁN PROSTOR